[EMCOR LOGO]

                                EMCOR GROUP, INC.
                                301 Merritt Seven
                           Norwalk, Connecticut 06851


                            -------------------------
                            NOTICE OF ANNUAL MEETING
                            -------------------------


To the Stockholders of EMCOR Group, Inc.

         The Annual Meeting of Stockholders of EMCOR Group, Inc. (the "Company") will be held in the Central Park Room, The Drake Swissotel, 440 Park Avenue, New York, New York, on June 16, 2005 at 10:00 A.M. (local time) for the following purposes:

         1. To elect seven directors to serve until the next annual meeting and until their successors are duly elected and qualified.

         2.    To approve adoption of the 2005 Management Stock Incentive Plan.

         3.    To approve adoption of the 2005 Stock Plan for Directors.

         4. To ratify the appointment of Ernst & Young LLP as independent auditors for 2005.

         5. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on April 20, 2005 as the record date for determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

         YOUR ATTENTION IS RESPECTFULLY DIRECTED TO THE ACCOMPANYING PROXY STATEMENT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                                              By Order of the Board of Directors


                                              Sheldon I. Cammaker
                                              SECRETARY

Norwalk, Connecticut
April 27, 2005

                                  [EMCOR LOGO]

                                EMCOR GROUP, INC.
                            -------------------------

                                 PROXY STATEMENT
                            -------------------------

          2005 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 16, 2005
                            -------------------------


         The enclosed proxy is solicited by the Board of Directors of EMCOR Group, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 A.M. (local time) on June 16, 2005 in the Central Park Room, The Drake Swissotel, 440 Park Avenue, New York, New York and at any adjournment or postponement of such meeting. The enclosed proxy may be revoked at any time before it is exercised by delivering a written notice to the Secretary of the Company stating that the proxy is revoked, by duly executing a proxy bearing a later date and presenting it to the Secretary of the Company, or by attending the Annual Meeting and voting in person. Unless otherwise specified, the proxies from holders of the Company's Common Stock, par value $.01 per share ("Common Stock"), will be voted in favor of each proposal set forth in the Notice of Annual Meeting.

         As of April 20, 2005, the Company had outstanding 15,500,408 shares of Common Stock. Only stockholders of record of Common Stock at the close of business on April 20, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock entitles the holder to one vote at the Annual Meeting. The mailing address of the principal executive office of the Company is 301 Merritt Seven, Norwalk, Connecticut 06851, and the approximate date on which this Proxy Statement and the accompanying proxy are being first sent or given to stockholders is April 27, 2005.

         The Common Stock was the only voting security of the Company outstanding and entitled to vote on the Record Date. The holders of record of a majority of the outstanding shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is necessary for the election of Directors. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of adoption of each of the 2005 Management Stock Incentive Plan and the 2005 Stock Plan for Directors. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for ratification of the appointment of independent auditors to audit the accounts of the Company and its subsidiaries. With respect to an abstention from voting on any matter and broker "non-votes," the shares will be considered present and entitled to vote at the Annual Meeting for purposes of determining a quorum. Abstentions will have the effect of a vote against each of the proposals brought before the meeting but will not have an effect on the election of Directors. A broker "non-vote" occurs if a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular proposal. Accordingly, broker "non-votes" will be disregarded and will have no effect on the outcome of the vote on that proposal.

                              CORPORATE GOVERNANCE

         The Company has a long history of good corporate governance practices that has greatly aided its long-term success. The Board of Directors of the Company and management have recognized for many years the need for sound corporate governance practices in fulfilling their respective duties and responsibilities to stockholders. The Board of Directors and the management of the Company have taken numerous steps to enhance the Company's policies and procedures in order to comply with corporate governance listing standards of the New York Stock Exchange and the rules and regulations of the Securities and Exchange Commission.

         CORPORATE GOVERNANCE GUIDELINES. The Company's Corporate Governance Guidelines provide the framework for the governance of the Company. The Nominating and Corporate Governance Committee (the "Corporate Governance Committee") regularly reviews corporate governance developments and makes recommendations to the Board with respect to suggested modifications to the Corporate Governance Guidelines.

         INDEPENDENCE OF DIRECTORS. In order to assist the Board in determining the independence of each director, the Board of Directors has adopted categorical Standards for Determining Director Independence, a copy of which is attached to this Proxy Statement as Exhibit A. To be considered independent the Board must affirmatively determine that the director has no material relationship with the Company. The Board of Directors has determined that six of its seven directors, including all members of its Audit Committee, Compensation and Personnel Committee (the "Compensation Committee"), and Corporate Governance Committee are "independent", as defined by the listing standards of the New York Stock Exchange and all applicable rules and regulations of the Securities and Exchange Commission and for purposes of Rule 162(m) of the Internal Revenue Code of 1986, as amended. These six directors are: Stephen W. Bershad, David A. B. Brown, Larry J. Bump, Albert Fried, Jr., Richard F. Hamm, Jr. and Michael T. Yonker. The seventh director, Frank T. MacInnis, is Chairman of the Board and Chief Executive Officer of the Company.

         EXECUTIVE SESSIONS OF THE BOARD. At the beginning of each regularly scheduled meeting of the Board of Directors, non-management directors meet without any Company representatives present; the chairpersons of the Audit Committee, Compensation Committee and Corporate Governance Committee rotate presiding over those sessions.

         BOARD COMMITTEE CHARTERS. The Board of Directors has adopted written charters for the Audit Committee, the Compensation Committee and the Corporate Governance Committee. At least annually, each committee reviews such charters and recommends any proposed changes to the Board for approval.

         STANDARDS OF CONDUCT. The Company's Code of Business Conduct and Ethics is applicable to all directors, officers and employees of the Company and its subsidiaries. In addition, the Board of Directors has adopted a separate Code of Ethics for the Company's chief executive officer and senior financial officers which imposes additional ethical obligations upon them.

         STOCKHOLDER COMMUNICATIONS. Stockholders and other interested persons may communicate with members of the Board of Directors as a group, or with one or more members of the Board (including non-management directors as a group), by writing to them c/o EMCOR Group, Inc., 301 Merritt Seven, Norwalk, Connecticut 06851, Attention: Corporate Secretary. Such communications will be forwarded to the individuals addressed. In addition, communications may be sent to the non-management directors as a group by e-mail to nonmanagementdirectors@emcorgroup.com or to the entire Board of Directors by e-mail to alldirectors@emcorgroup.com.

         AVAILABILITY OF CORPORATE GOVERNANCE MATERIALS. The charters of the Audit Committee, Compensation Committee and Corporate Governance Committee, the categorical Standards for Determining Director Independence, the Corporate Governance Guidelines, the Code of Business Conduct and Ethics, the Code of Ethics for the Company's chief executive officer and senior financial officers and other corporate governance materials may be obtained at the Company's website at www.emcorgroup.com or by writing to the Company at 301 Merritt Seven, Norwalk, Connecticut 06851, Attention: Corporate Secretary.

                       ELECTION OF DIRECTORS (PROPOSAL 1)

         At the Annual Meeting, seven directors are to be elected by the holders of Common Stock to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified. To be elected as a director, each nominee must receive the favorable vote of a plurality of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Certain information concerning the nominees for election at the Annual Meeting is set forth below. Each nominee is presently a director of the Company. While the Board of Directors has no reason to believe that any of those named as a nominee for election to the Board will not be available as a candidate, should such a situation arise, the proxy may be voted for the election of other nominees in the discretion of the persons acting pursuant to the proxy.

         FRANK T. MACINNIS, Age 58. Mr. MacInnis has been Chairman of the Board and Chief Executive Officer of the Company since April 1994. He also served as President of the Company from April 1994 to April 1997 and from February 2004 to October 2004. From April 1990 to April 1994, Mr. MacInnis was President and Chief Executive Officer, and from August 1990 to April 1994, was Chairman of the Board, of Comstock Group Inc., a nationwide electrical contracting company. From 1986 to April 1990, Mr. MacInnis served as Senior Vice President and Chief Financial Officer of Comstock Group Inc. In addition, from 1986 to April 1994, Mr. MacInnis was also President of Spie Group Inc., which has or had interests in Comstock Group Inc., Spie Construction Inc., a Canadian pipeline construction company, and Spie Horizontal Drilling Inc., a United States company engaged in underground drilling for pipelines and communications cable. Mr. MacInnis is also a director of The Williams Companies, Inc. and ITT Industries, Inc.

         STEPHEN W. BERSHAD, Age 63. Mr. Bershad has been Chairman of the Board and Chief Executive Officer for more than the past five years of Axsys Technologies, Inc., a manufacturer of precision optical components and systems for aerospace, defense and other high technology markets. He has been a director of the Company since December 15, 1994.

         DAVID A.B. BROWN, Age 61. Mr. Brown has been President of The Windsor Group, a management consulting firm of which he is a co-founder, for more than the past five years. He has been a director of the Company since December 15, 1994. Mr. Brown is also a director of Layne-Christensen Corp., Mission Resources Inc., Pride International, Inc. and NS Group, Inc.

         LARRY J. BUMP, Age 65. Mr. Bump, a private investor, was Chairman of the Board of Willbros Group, Inc., an international engineering and construction company, from 1981 until May 2004 and was Chief Executive Officer of that company from 1980 until 2002, when he retired. Mr. Bump is currently a director of Willbros Group, Inc. but has indicated he will not stand for re-election to the Board of that company in June 2005. Mr. Bump has been a director of the Company since February 27, 2003.

         ALBERT FRIED, JR., Age 75. Mr. Fried has been Managing Member of Albert Fried & Company, LLC, a broker/dealer and member of the New York Stock Exchange, since 1955. He has been a director of the Company since December 15, 1994.

         RICHARD F. HAMM, JR., Age 45. Since December 2004, Mr. Hamm has been the Senior Vice President, General Counsel and Secretary of Dendreon Corporation ("Dendreon"), a biotechnology company developing targeted therapies for the treatment of cancer. From April 2002 until joining Dendreon, he was Deputy General Counsel and a Vice President of Medtronic, Inc., a medical technology company. From July 2000 to April 2002, he was Vice President, Corporate Development & Planning of Carlson Companies, Inc. ("Carlson"), a global travel, hospitality and marketing services company, and was Vice President, Corporate Strategic Development & Acquisitions of Carlson from January 1999 to June 2000. From January 1997 to December 1998, he was Senior Vice President, Legal and Business Development of Tropicana Products, Inc. ("Tropicana"), a manufacturer of fruit juices, and Vice President and General Counsel of Tropicana from June 1993 to January 1997. Mr. Hamm has been a director of the Company since June 19, 1998. He is also a director of Axsys Technologies, Inc.

         MICHAEL T. YONKER, Age 62. For more than nine years prior to his retirement in June 1998, Mr. Yonker was President and Chief Executive Officer of Portec, Inc., a diversified industrial products company with operations in the construction equipment, materials handling and railroad products industries. He has been a director of the Company since October 25, 2002. Mr. Yonker is also a director of Modine Manufacturing Company and Woodward Governor Company.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During 2004, the Board of Directors met nine times, and committees of the Board held 19 meetings. Each director attended more than 90% of the meetings of the Board and committees on which he served during 2004. As provided in the Company's Corporate Governance Guidelines, each director is expected to attend all Annual Meetings of Stockholders, and each director attended the 2004 Annual Meeting of Stockholders.

         The Company's Board of Directors has standing Audit, Compensation and Corporate Governance Committees. The members and the principal responsibilities of these committees are as follows:

         The Audit Committee, comprised of Messrs. Bershad, Brown, Bump and Hamm, among other things, is responsible for engaging, subject to ratification by stockholders, overseeing, and discharging, the independent auditors for the Company, setting their fees, reviewing the scope and audit procedures of the independent auditors, approving their audit and permitted non-audit services, reviewing with management and the independent auditors annual and quarter-annual financial statements, receiving periodic reports from the independent auditors and management regarding the auditors' independence, meeting with the Company's management and independent auditors on matters relating to, among other things, major issues regarding accounting principles and practices and financial statement presentation, the Company's risk assessment and risk management policies and major risk exposures, and the adequacy of the Company's internal audit controls, and reviewing the Company's internal auditing and accounting personnel.

         The Audit Committee met five times during 2004. The Board of Directors has determined that each of the members of the Audit Committee, Messrs. Bershad, Brown, Bump, and Hamm, are "audit committee financial experts" within the meaning of the rules of the Securities and Exchange Commission. Mr. Brown, the chairperson of the Audit Committee, serves on the audit committees of more than three public companies. The Board has determined that this simultaneous service will not impair Mr. Brown's ability to effectively serve on the Company's Audit Committee.

         The Compensation Committee, comprised of Messrs. Bershad, Bump, Fried and Yonker, oversees the evaluation of the Company's management and reviews and advises the Board of Directors with respect to the qualifications of individuals identified as candidates for positions as the Company's Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and General Counsel and for the position of chief executive officer of each subsidiary of the Company whose proposed annual base salary is $400,000 or more. It also reviews and approves corporate goals and objectives relevant to compensation for the Chief Executive Officer, evaluates his performance in light of those goals and objectives and, together with the other independent directors, has sole authority to determine his compensation level based on this evaluation. The Compensation Committee also is responsible for reviewing and approving, based on proposals made by the Chief Executive Officer, compensation for the other executive officers of the Company as well as the compensation of other officers and employees of the Company and each subsidiary whose proposed annual base salary is $400,000 or more and for approving, together with the other independent directors, any employment, severance or similar contracts for the executive officers of the Company and other officers and employees of the Company and each subsidiary whose proposed annual base salary is $400,000 or more. The Compensation Committee also makes recommendations to the Board of Directors with respect to incentive compensation and equity-based plans for officers and other employees of the Company, administers the 1994 Management Stock Option Plan, the Executive Stock Bonus Plan, the 2003 Management Stock Incentive Plan, and the Key Executive Incentive Bonus Plan and reviews executive development plans. During 2004, the Compensation Committee held ten meetings.

         The Corporate Governance Committee, comprised of Messrs. Brown, Fried, Hamm and Yonker, is charged with leading the search for individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board and set forth in the Company's Corporate Governance Guidelines; recommending to the Board nominees for election to the Board; developing and overseeing an annual self-evaluation process for the Board and its committees; making recommendations with respect to corporate governance guidelines, compensation and benefits for non-employee directors and matters relating to Board members' retirement and removal, the number, function and membership of Board committees, and directors and officer liability insurance and indemnity agreements between the Company and officers and directors. During 2004, the Corporate Governance Committee held four meetings.

                     RECOMMENDATIONS FOR DIRECTOR CANDIDATES

         The Corporate Governance Committee will consider recommendations for candidates for Board membership suggested by Corporate Governance Committee members, other Board members and stockholders. A stockholder who wishes the Corporate Governance Committee to consider his/her recommendations for nominees for the position of director should submit his/her recommendations in writing to the Corporate Governance Committee in care of Corporate Secretary, EMCOR Group, Inc., 301 Merritt Seven, Norwalk, Connecticut 06851, together with whatever supporting material the stockholder considers appropriate. The material, at a minimum, should include such background and biographical material as will enable the Corporate Governance Committee to make an initial determination as to whether the prospective nominee satisfies the criteria for directors set out in the Company's Corporate Governance Guidelines. The Corporate Governance Guidelines are available at the Company's website at www.emcorgroup.com. A stockholder may also nominate director candidates by complying with the Company's bylaw provisions discussed below under "Other Matters--Stockholder Proposals."

         If the Corporate Governance Committee identifies a need to replace a current member of the Board of Directors, to fill a vacancy in the Board, or to expand the size of the Board, the process to be followed by the Committee to identify and evaluate candidates includes (a) consideration of those individuals recommended by stockholders as candidates for Board membership and those individuals recommended in response to requests for recommendations made of Board members and others, including those suggested by third party executive search firms retained by the Committee, from time to time, (b) meetings from time to time to evaluate biographical information and background material relating to candidates, and (c) interviews of selected candidates by members of the Committee.

         As provided in the Company's Corporate Governance Guidelines, in its assessment of each potential candidate, the Corporate Governance Committee is to consider the candidate's achievements in his or her personal career, experience, wisdom, integrity, ability to make independent analytical inquiries, and understanding of the business environment. The Corporate Governance Committee will also take into account the willingness of a candidate to devote adequate time to Board duties. The Corporate Governance Committee may also consider any other relevant factors that it may from time to time deem appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluation of all prospective nominees.

                              DIRECTOR COMPENSATION

         The annual retainer for each director who is not an employee of the Company or any subsidiary ("non-employee director") is currently, and for 2004 was, $40,000 payable in options to purchase shares of Common Stock. Accordingly, in January 2004, each non-employee director was granted options to purchase 4,275 shares of Common Stock at $43.83 per share, the fair market value of a share of Common Stock on the grant date, under the terms of the Company's 1997 Non-Employee Directors' Non-Qualified Stock Option Plan (the "1997 Directors' Option Plan"). All "retainer options" vest during the course of the calendar year in which they are granted and have a five-year term. In addition, pursuant to the terms of the Company's 2003 Non-Employee Directors' Non-Qualified Stock Option Plan (the "2003 Directors' Plan"), each non-employee director, upon his election in June 2004 as a director at the 2004 Annual Meeting of Stockholders, was granted an option to purchase 5,000 shares of Common Stock at $44.06 per share, the fair market value of a share of Common Stock on the grant date; all of these options became fully exercisable as of the date of grant and have a term of ten years.

         Each non-employee director also is currently, and for 2004 was, entitled to fees payable in cash for attending meetings of the Board of Directors, fees payable in cash for attending meetings of committees of the Board upon which he serves and fees payable in cash for acting as Chairman of a committee of the Board. The fee for participating in a Board meeting is $1,500, other than a telephonic meeting of the Board in which case the fee is $750; the fee for participating in a meeting of the Compensation Committee and the Corporate Governance Committee is $1,000, other than a telephonic meeting in which case the fee is $750; and the annual fee for acting as a Chairman of each such Committee is $3,000. In addition, the fee each member of the Audit Committee receives for attending Audit Committee meetings is $1,000 except for meetings of the Audit Committee at which the financial statements included in the Company's Forms 10-K and Forms 10-Q are reviewed in which case the meeting fee is $1,500 and except for a telephonic meeting in which case the meeting fee is $750. The annual fee for acting as Chairman of the Audit Committee is $4,000.

         The Board has determined that commencing January 1, 2006 the annual retainer for each non-employee director shall be increased to $100,000 per annum, of which $60,000 shall be payable in cash and $40,000 shall be payable in options under the Company's 1997 Directors' Option Plan or, if the 2005 Stock Plan for Directors (the "2005 Directors' Stock Plan") described below under "Proposal No. 3--Approval of 2005 Stock Plan for Directors" is approved by stockholders, in shares of Common Stock, as each non-employee director shall elect. For the second half of 2005, the Board determined that non-employee directors shall be paid a cash retainer of $50,000. Directors will continue to be entitled to an annual grant of options to purchase 5,000 shares of Common Stock under the terms of the Company's 2003 Directors' Plan.

         Effective July 1, 2005, no additional fees will be paid to directors for attendance at meetings of the Board or meetings of committees of the Board. However, members of the Audit Committee (other than the Chairman) are to receive an annual retainer of $5,000. The annual fee for acting as Chairman of the Audit Committee will be $10,000, and the annual fee for acting as Chairman of each other committee of the Board will be $5,000.

         In connection with attendance at one annual Board meeting, directors are invited to include their spouses or other companions. The average cost to the Company per director for such spousal travel and related social gatherings in 2004 was approximately $3,780.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of April 20, 2005 certain information regarding beneficial ownership of the Common Stock by each person or group known by the Company to be a beneficial owner of more than five percent of the outstanding shares of Common Stock.
                                                Amount and Nature       Percent
Name and Address of Beneficial Owner         of Beneficial Ownership     Owned
-----------------------------------          ----------------------     --------
FMR Corp ....................................        1,970,372(1)          13%
   82 Devonshire Street
   Boston, Massachusetts 02109

The TCW Group, Inc. .........................        1,888,748(2)          12%
   86 South Figueroa Street
   Los Angeles, California 90017

Mac-Per-Wolf Company ........................        1,508,282(3)          10%
   310 S. Michigan Avenue
   Suite 2500
   Chicago, Illinois
     and
Janus Small Cap Value Fund
   100 Fillmore Street
   Denver, Colorado 80206

-----------------
(1) Based on a Schedule 13G Information Statement filed by FMR Corp. ("FMR"), Edward C. Johnson, 3rd ("Mr. Johnson") and Abigail P. Johnson (collectively, the "Reporting Persons"). The Schedule 13G Information Statement discloses that the Reporting Persons own beneficially 1,970,372 shares of Common Stock, have sole power to vote or to direct the vote of 20,500 of such shares, sole power to dispose or to direct the disposition of the 1,970,372 shares, and the interest of Fidelity Low Price Stock Fund in such shares amounted to 1,467,872 shares. The Schedule 13G also discloses that Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR and an investment adviser, is the beneficial owner of 1,949,872 of such 1,970,372 shares as a result of acting as investment adviser to various investment companies, including Fidelity Low Price Fund, and that Mr. Johnson, Chairman of FMR, and FMR, through its control of Fidelity and certain investment companies, each has sole power to dispose of the 1,949,872 shares, that neither FMR nor Mr. Johnson has sole power to vote or direct the voting of such 1,949,872 shares, that Fidelity Management Trust Company ("FMT"), a subsidiary of FMR, is the beneficial owner of 20,500 of such 1,970,372 shares of Common Stock, that Mr. Johnson and FMR, through its control of FMT, each has sole dispositive power over the 20,500 shares and sole power to vote or to direct the voting of such 20,500 shares.

(2) Based on a Schedule 13G Information Statement filed by The TCW Group, Inc. ("TCW") on behalf of the TCW Business Unit, which consists of TCW and its direct and indirect subsidiaries. The Schedule 13G discloses that the TCW Business Unit has shared power to vote or direct the vote of 1,771,938 of such shares and has shared power to dispose or to direct the disposition of 1,888,748 shares.

(3) Based on a Schedule 13G Information Statement filed by Mac-Per-Wolf Company ("MPW") and Janus Small Cap Value Fund ("Janus"). The Schedule 13G discloses that MPW is filing on behalf of its two subsidiaries, PWMCO, LLC and Perkins, Wolf, McDonald and Company (collectively, "Perkins Wolf"), that Perkins Wolf furnishes investment advice to various investment companies and to individual and institutional clients, including Janus, that MPW has sole voting power of such 1,508,282 shares and sole dispositive power of such shares and that Janus has sole voting power of 900,000 of such shares and sole dispositive power of 900,000 of such shares.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth as of April 20, 2005, certain information regarding the beneficial ownership of the Common Stock by each of the Company's directors, its Chief Executive Officer, each of the other four most highly compensated executive officers of the Company, and all its directors and executive officers as a group. Except as otherwise noted, to the Company's knowledge, each of the persons listed below has sole voting power and investment power with respect to the shares listed next to his name.

                                                                        Amount and Nature of
Name of Beneficial Owner                                               Beneficial Ownership(1)      Percent Owned
------------------------                                              ------------------------      -------------
Frank T. MacInnis ..................................................           643,255(2)               4.1%
Stephen W. Bershad .................................................            66,673(3)                 *
David A.B. Brown ...................................................            47,673(3)                 *
Larry J. Bump ......................................................            25,248(3)                 *
Albert Fried, Jr. ..................................................            55,848(3)                 *
Richard F. Hamm, Jr. ...............................................            37,348(3)                 *
Michael T. Yonker ..................................................            26,681(3)                 *
Anthony J. Guzzi ...................................................             6,911(2)                 *
Sheldon I. Cammaker ................................................           117,072(2)                 *
Leicle E. Chesser ..................................................           173,537(2)               1.1%
R. Kevin Matz ......................................................           106,814(2)                 *
All directors and executive officers as a group ....................         1,404,970(4)               9.0%

-----------------
*     Represents less than 1%.

(1) The information contained in the table reflects "beneficial ownership" as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended. All percentages set forth in this table have been rounded.

(2) Includes in the case of Mr. MacInnis 481,375 shares, in the case of Mr. Cammaker 106,149 shares, in the case of Mr. Chesser 106,149 shares, and in the case of Mr. Matz 90,769 shares, that may be acquired upon the exercise of presently exercisable options or options exercisable within 60 days of the date hereof and granted pursuant to the Company's stock option plans and programs. None of Mr. Guzzi's options are presently exercisable or exercisable within 60 days of the date hereof. Also includes in the case of Mr. MacInnis 27,531 shares, in the case of Mr. Guzzi 12,500 shares, in the case of Mr. Cammaker 8,959 shares, in the case of Mr. Chesser 13,098 shares, and in the case of Mr. Matz 8,670 shares, to be issued in respect of restricted stock units.

(3) Includes in the case of Mr. Bershad 51,673 shares, in the case of Mr. Brown 45,673 shares, in the case of Mr. Bump 25,248 shares, in the case of Mr. Fried 41,348 shares, in the case of Mr. Hamm 37,348 shares, and in the case of Mr. Yonker 26,681 shares, that may be acquired upon exercise of presently exercisable options or options exercisable within 60 days of the date hereof and granted pursuant to the Company's stock options plans and programs for non-employee directors.

(4) Includes 1,084,246 shares that may be acquired upon the exercise of presently exercisable options or options exercisable within 60 days of the date hereof and 82,685 shares to be issued in respect of restricted stock units.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following Summary Compensation Table sets forth the compensation awarded to, earned by or paid to, each of the Chief Executive Officer and the other four most highly compensated executive officers of the Company (collectively, the "named executive officers") during the fiscal years ended December 31, 2004, 2003 and 2002 for services rendered in all capacities to the Company and its subsidiaries. For information regarding the Company's agreements with the named executive officers, see "Termination of Employment and Change of Control Arrangements" below.

                           SUMMARY COMPENSATION TABLE
================================================================================

                                                                 Annual                            Long Term
                                                              Compensation                    Compensation Awards(3)
                                             ----------------------------------------------   ------------------------

                                                                                                            Number of
                                                                                               Restricted   Securities
                                                                                Other Annual     Stock      Underlying    All Other
                                                                     Bonus      Compensation     Award       Options/   Compensation
                                                        Salary        (1)            (2)          (4)         SARs(5)       (6)
Name and Principal Position                   Year        ($)         ($)            ($)          ($)           (#)         ($)
--------------------------                   -----      -------     --------    ------------   ---------     ---------  ------------
Frank T. MacInnis ........................    2004      820,000      913,590        29,953         0          74,129       30,242
  Chairman of the Board and                   2003      800,000      317,638        23,778      117,638       55,443       30,242
  Chief Executive Officer                     2002      800,000      992,608        29,624      367,608       56,800       30,242

Anthony J. Guzzi .........................    2004      100,962    1,342,750(8)      6,749         0          30,000         0
  President and
  Chief Operating Officer(7)

Sheldon I. Cammaker ......................    2004      420,000      264,374        40,358       32,921       22,795       25,123
  Executive Vice President and                2003      410,000      236,043        36,709       29,409       17,049       25,123
  General Counsel and Secretary               2002      410,000      405,963        37,189       50,576       17,500       25,123

Leicle E. Chesser ........................    2004      420,000      312,955        34,178       61,744       22,795       24,459
  Executive Vice President and                2003      410,000      245,885        23,129       48,524       17,049       24,459
  Chief Financial Officer                     2002      410,000      473,870        26,324       93,513       17,500       24,459

R. Kevin Matz ............................    2004      340,000      230,372        17,863       38,560       17,970       11,072
  Senior Vice President--                     2003      315,000      221,245        30,938       34,784       12,475       11,072
  Shared Services                             2002      300,000      341,937        23,982       52,237       12,800       11,072


-----------------
(1) The amounts reported under "Bonus" include the value of units that correspond to shares of Common Stock mandatorily deferred and credited to each named executive officer's account under the Company's Executive Stock Bonus Plan (the "Stock Bonus Plan") other than in the case of Mr. Guzzi, who did not participate in the Stock Bonus Plan. Pursuant to the Stock Bonus Plan, 25% of the annual bonus earned by each such named executive officer is automatically credited to him in the form of units that will subsequently be converted into Common Stock at a 15% discount from the fair market value of Common Stock as of the date the annual bonus is determined. The units are to be converted into shares of Common Stock and delivered to the executive officer on the earliest of (i) the first business day immediately following the day upon which the Company releases to the public generally its results in respect of the fourth quarter of the third year following the year in respect of which such units were issued, (ii) the executive officer's termination of employment for any reason or (iii) immediately prior to a "change of control" (as defined in the Stock Bonus Plan). Dividend equivalents are credited in the form of additional units (at a 15% discount) at the same rate as dividends are paid to all stockholders. The portion of the amounts reported under "Bonus" for 2004, 2003, and 2002, respectively, associated with mandatory deferrals under the Stock Bonus Plan for each named executive officer, other than Mr. Guzzi, is as follows: Frank T. MacInnis--$257,340, $117,638, and $367,708; Sheldon I. Cammaker--$82,374, $73,543, and
      $126,463; Leicle E. Chesser--$102,955, $80,885; and $155,870; and R. Kevin
      Matz--$74,132,   $72,245  and  $108,837.  Mr.  Guzzi  was  granted  25,000
      restricted stock units in October 2004 when he joined the Company, (a) 12,500 of which were converted into an equal number of shares of Common Stock on March 1, 2005, the day after the Company released to the public generally its results for the fourth quarter of 2004, and (b) 12,500 of which will be converted into an equal number of shares of Common Stock on the first business day after the Company releases to the public generally its results for the fourth quarter of 2005.

(2) The personal benefits provided to the named executive officers did not exceed the disclosure threshold established by the Securities and Exchange Commission pursuant to applicable rules. Figures represent amounts reimbursed for the payment of taxes upon certain personal benefits.

(3) The column specified by Item 402 (b) of Regulation S-K of the Securities and Exchange Commission to report Long-Term Incentive Plan Payouts has been excluded because the Company has no long-term incentive compensation plan and has not had any such plan during any portion of fiscal years 2004, 2003 and 2002.

(4) The amounts reported under "Restricted Stock Award" for 2004, 2003 and 2002 represent the value of units that correspond to shares of Common Stock voluntarily deferred and credited to a named executive officer's account under the Stock Bonus Plan other than in the case of Mr. Guzzi. Pursuant to the Stock Bonus Plan, each such named executive officer is permitted at his election to cause all or part of his annual bonus not mandatorily deferred under the Stock Bonus Plan to be credited to him in the form of units that will subsequently be converted into Common Stock at a 15% discount from the fair market value of Common Stock as of the date the annual bonus is determined. Any voluntary deferral election under the Stock Bonus Plan must be made at least six months prior to the end of the calendar year in respect of which the bonus will be payable. These units are to be converted into shares of Common Stock and delivered to the executive officer on the earliest of (i) the date selected by the executive officer but in no event earlier than the first business day immediately following the day upon which the Company releases to the public generally its results in respect of the fourth quarter of the third calendar year following the year in respect of which such units were issued, (ii) the executive officer's termination of employment for any reason, or (iii) immediately prior to a "change of control." Dividend equivalents are credited in the form of additional units (at a 15% discount) at the same rate as dividends are paid to all stockholders. The total holdings of shares of Common Stock represented by the aforementioned units, including units granted in 2005 in respect of 2004, and the aggregate market value of such underlying shares as of December 31, 2004 ($45.18 per share) for each of the named executive officers (other than Mr. Guzzi) were as follows: Frank T. MacInnis--27,531 shares, $1,243,850; Sheldon I. Cammaker--8,959 shares, $404,768; Leicle E. Chesser--13,098 shares, $591,767; and R. Kevin Matz--8,670 shares, $391,711.

(5) The awards set forth in this column are of stock options only. The Company did not award stock appreciation rights.

(6) The amounts reported in this column include insurance premiums paid by the Company with respect to term life insurance for the benefit of each named executive officer (other than Mr. Guzzi, who did not have such insurance coverage) and matching contributions made by the Company under the 401(k) part of the Company's Retirement and Savings Plan, a defined contribution profit sharing plan, for the account of each named executive officer (other than Mr. Guzzi who did not participate in the plan), and in addition, with respect to 2003 and 2002, contributions paid by the Company pursuant to the retirement account part of the Company's Retirement and Savings Plan for the account of each such named executive officer.

(7) Mr. Guzzi was elected President and Chief Operating Officer of the Company on October 25, 2004.

(8) Includes Mr. Guzzi's signing bonus of $200,000 and grant of 25,000 restricted stock units entitling him to an equal number of shares of Common Stock with a value as of the grant date of $967,750.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

         The following table sets forth certain information concerning certain grants to the named executive officers of stock options during fiscal 2004. As indicated under the Summary Compensation Table above, the Company did not grant stock appreciation rights ("SARs") of any kind.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                      Grant Date
                                                          Individual Grants                             Value
                                      -----------------------------------------------------------     ----------
                                      Number of     % of Total
                                      Securities      Options
                                      Underlying     Granted to     Exercise or                       Grant Date
                                        Options     Employees in    Base Price      Expiration          Present
                                      Granted#(1)  Fiscal  Year      ($/Sh)(2)         Date           Value($)(3)
                                      ----------    ------------    ----------   ----------------     ----------
Frank T. MacInnis ................       74,129           33%         $43.83      January 2, 2014     $1,634,737
Anthony J. Guzzi .................       30,000           14%         $38.68     October 25, 2014     $  508,927
Sheldon I. Cammaker ..............       22,795           10%         $43.83      January 2, 2014     $  502,692
Leicle E. Chesser ................       22,795           10%         $43.83      January 2, 2014     $  502,692
R. Kevin Matz ....................       17,970            8%         $43.83      January 2, 2014     $  396,287


-----------------
(1) The options referred to in this table have a ten-year term and are exercisable as follows, except for those granted to Mr. Guzzi: one-fourth on or after the grant date, one-fourth on or after the first anniversary of the grant date, one-fourth on or after the second anniversary of the grant date and one-fourth on or after the last business day of the calendar year immediately preceding the third anniversary of the grant date. One-third of Mr. Guzzi's options are exercisable on or after each of the first three anniversaries of the grant date; these options have a ten year term.

(2) The stock option exercise price for a share of Common Stock is the fair market value of a share of Common Stock on the date of grant. No SARs, performance units or other instruments were granted in tandem with the stock options reported herein.

(3) Present value was calculated using the Black-Scholes option-pricing model which involves an extrapolation of future price levels based solely on past performance. The present value as of the date of grant, calculated using the Black-Scholes method, is based on assumptions about future interest rates, dividend yield, stock price volatility, and exercise dates. In the case of Messrs. MacInnis, Cammaker, Chesser and Matz, in calculating the present value as of the date of grant of the options reported in the table, the Company assumed an interest rate of 2.8% per annum, an annual dividend yield of zero, volatility of 35.3%, and an exercise date at the end of option term in 2014. In the case of Mr. Guzzi, in calculating the present value as of the date of grant of the options reported in the table, the Company assumed an interest rate of 3.75%, an annual dividend yield of zero, volatility of 24.7%, and an exercise date at the end of the option term in 2014. There is no assurance that these assumptions will prove to be true in the future. The actual value, if any, that may be realized by each individual will depend on the future market price of the Common Stock and cannot be forecasted accurately by application of an option-pricing model.

OPTION EXERCISES AND HOLDINGS

         The following table sets forth certain information concerning unexercised options to purchase Common Stock held at the end of fiscal year 2004 by the named executive officers and exercises of options by the named executive officers during fiscal year 2004. No named executive officer holds any SARs.

                   AGGREGATED OPTION EXERCISES FISCAL 2004 AND
                       FISCAL 2004 YEAR-END OPTION VALUES

                                                                             Number of Securities      Value of Unexercised
                                                                            Underlying Unexercised         In-the-Money
                                                                                  Options at                Options at
                                              Shares           Value              FY-End (#)               FY-End ($)(1)
                                            Acquired on      Realized            Exercisable/              Exercisable/
Name                                       Exercise (#)         ($)              Unexercisable             Unexercisable
-----                                       ----------        ------          ------------------         ----------------
Frank T. MacInnis .....................      34,283         $1,385,033           595,172/97,517         $14,105,250/$73,387
Anthony J. Guzzi ......................        None           --------               -0-/30,000                 $0/$194,100
Sheldon I. Cammaker ...................      20,000         $  821,570           108,250/29,994         $ 1,711,278/$22,567
Leicle E. Chesser .....................       3,500         $  141,120           139,750/29,994         $ 2,971,908/$22,567
R. Kevin Matz .........................       1,300         $   52,690            83,031/22,914         $ 1,205,365/$17,790

-----------------
(1) For purposes of this column, value is calculated based on the aggregate amount of the excess of $45.18 (the closing price of the Common Stock as reported on the New York Stock Exchange on December 31, 2004) over the relevant exercise price for a share of Common Stock with respect to the options. None of Mr. Guzzi's options was exercisable as of the end of 2004.

                      EQUITY COMPENSATION PLAN INFORMATION

         The  following  table   summarizes  as  of  December  31,  2004  equity
compensation plans that were approved by stockholders and equity compensation plans that were not approved by stockholders as of December 31, 2004. The table does not include information about the proposed 2005 Management Stock Incentive Plan and the 2005 Stock Plan for Directors which is being submitted for approval of stockholders at the Annual Meeting.

                                              A                                B                               C
                                   ------------------------           --------------------           -----------------------
                                                                                                      Number of Securities
                                                                                                     Remaining Available for
                                  Number of Securities to be            Weighted Average              Future Issuance Under
                                    Issued upon Exercise of             Exercise Price of           Equity Compensation Plans
                                     Outstanding Options,             Outstanding Options,            (Excluding Securities
Plan Category                         Warrants and Rights              Warrants and Rights           Reflected in Column A)
-----------------------            ------------------------           --------------------           -----------------------
Equity Compensation Plans
  Approved by
  Stockholders ..................          624,288(1)                         $16.85                       469,214(2)
Equity Compensation
  Plans Not Approved
  by Stockholders ...............        1,440,403(3)                         $34.43                       103,463(4)
                                       -----------                       -----------                     ---------
Total                                    2,064,691                            $32.56                       572,677

-----------------
(1) The only equity compensation plans approved by stockholders under which securities may be issued is the 1997 Non-Employee Directors' Non-Qualified Stock Option Plan (the "1997 Directors' Option Plan"), the 2003 Non-Employee Directors' Stock Option Plan (the "2003 Directors' Option Plan"), and the 2003 Management Stock Incentive Plan. Only options are outstanding under these plans. As of April 20, 2005, 724,973 shares of Common Stock were issuable pursuant to options outstanding under these plans, with a weighted average exercise price of $14.36.

(2) Includes 89,214 shares of Common Stock reserved for issuance under the 1997 Directors' Option Plan, 60,000 shares of Common Stock reserved for issuance under the 2003 Directors' Option Plan and 320,000 shares of Common Stock reserved for issuance under the 2003 Management Stock Incentive Plan. As of April 20, 2005, excluding options referred to in note (1) above, (a) there were available for future issuance under the 1997 Directors' Option Plan 57,462 shares, (b) there were available for future issuance shares under the 2003 Directors' Option Plan 60,000 shares, and (c) there were available for future issuance under the 2003 Management Stock Incentive Plan 300 shares.

(3) 50,468 shares relate to options to purchase shares of Common Stock which are held by employees (other than executive officers) of the Company (the "Employee Options"), 1,259,398 shares relate to options to purchase shares Common Stock which are held by executive officers of the Company (the "Executive Options"), 14,000 shares relate to options to purchase shares of Common Stock which are held by Directors of the Company (the "Director Options"), and 116,537 shares relate to restricted stock units ("RSUs") described below under "Restricted Stock Units." As of April 20, 2005, the number of securities to be issued upon the exercise of outstanding options, warrants and rights was 1,208,343 (with a weighted average exercise price of $35.69) by reason of the exercise of 14,000 Director Options and the "conversion of 85,477 RSUs into 85,477 shares of Common Stock.

(4) Represents shares relating to the grant of RSU's. As of April 20, 2005, excluding options referred to in note (1) above, no additional securities are available for issuance under equity compensation plans not approved by stockholders.

EQUITY COMPENSATION PLANS NOT APPROVED BY STOCKHOLDERS

EMPLOYEE OPTIONS

         The Employee Options referred to in note (3) to the immediately preceding table under Equity Compensation Plan Information (the "Table") vest over three years in equal annual installments, commencing with the first anniversary of the date of grant of the Employee Options. The Board of Directors granted such Employee Options to certain key employees of the Company based upon the performance of such employees. Such Employee Options have an exercise price per share equal to the fair market value of a share of Common Stock on their respective grant dates and have a term of ten years from the grant date.

EXECUTIVE OPTIONS

         140,000 of the Executive Options referred to in note (3) to the Table were granted to six executive officers in connection with employment agreements with the Company as of January 1, 1998, as amended (the "1998 Employment Agreements"). Pursuant to the terms of the 1998 Employment Agreements, each such executive officer received options on the first business day of 2000 and 2001 with respective exercise prices of $17.56 and $25.44 per share; in addition, Mr. MacInnis, Chairman of the Board and Chief Executive Officer of the Company, received an additional grant under his 1998 Employment Agreement of an option to purchase 200,000 shares with an exercise price of $19.75 per share. Such Executive Options vested on the first anniversary of the grant date, other than the option granted to Mr. MacInnis for 200,000 shares which vested in four equal installments based upon the Common Stock reaching target stock prices of $25, $30, $35 and $40.

         488,135 of the Executive Options referred to in note (3) to the Table were granted to six executive officers in connection with employment agreements with the Company dated January 1, 2002 (the "2002 Employment Agreements") and 30,000 of the Executive Options were granted to Mr. Anthony Guzzi, President and Chief Operating Officer of the Company when he joined the Company in October 2004. Of these Executive Options, (a) an aggregate amount of 171,100 of such Executive Options were granted on December 14, 2001 with an exercise price of $41.70 per share, (b) an aggregate amount of 145,700 of such Executive Options were granted on January 2, 2002 with an exercise price of $46.35 per share, (c) an aggregate amount of 141,335 of such Executive Options were granted on January 2, 2003 with an exercise price of $54.73 and (d) 30,000 of such Executive Options were granted on October 25, 2004 with an exercise price of $38.68. The Executive Options referred to above in clause (a) were exercisable in full on the grant date. The Executive Options referred to above in clauses (b) and (c) were originally exercisable as follows: one-fourth on or after the grant date, one-fourth on or after the first anniversary of the grant date, one-fourth on or after the second anniversary of the grant date and one-fourth on or after the last business day of the calendar year immediately preceding the third anniversary of the grant date. However, on June 10, 2004, the Executive Options referred to in clauses (b) and (c) were amended so that they became exercisable in full on that date in anticipation of a change in accounting rules requiring the expensing of stock options beginning in July 2005. The Executive Options granted to Mr. Guzzi have an exercise price of $38.68 and become exercisable in three equal annual installments, commencing with the first anniversary of the date of grant.

         Each of the Executive Options granted have a term of ten years from their respective grant dates and an exercise price per share equal to the fair market value of a share of Common Stock on their respective grant dates.

DIRECTOR OPTIONS

         The Director Options referred to in note (3) to the Table were granted in 2002 to each non-employee director of the Company in the amount of 2,000 Director Options except for Mr. Larry J. Bump, who received 2,000 Director Options in 2003 upon his election to the Board. These options were in addition to the 3,000 options to purchase Common Stock granted to each non-employee director under the Company's 1995 Non-Employee Directors' Non-Qualified Stock Option Plan, which plan has been approved by the Company's stockholders. The price at which such Director Options are exercisable is equal to the fair market value per share of Common Stock on the grant date. The exercise price per share of the Director Options is $55.49 per share, except those granted to Mr. Yonker, upon his election to the Board on October 25, 2002, which have an exercise price of $51.75 per share, and those granted to Mr. Bump, upon his election to the Board on February 27, 2003, which have an exercise price of $48.15 per share. All of these options became exercisable in full on or after the grant date and have a term of ten years from the grant date.

RESTRICTED STOCK UNITS

         An Executive Stock Bonus Plan (the "Stock Bonus Plan") for executive officers was adopted by the Board of Directors in October 2000 and amended
December 11, 2003. Pursuant to the Stock Bonus Plan, as amended, 25% of the annual bonus earned by each executive officer (other than Mr. Guzzi who was not a participant in the Stock Bonus Plan) is automatically credited to him in the form of units ("RSUs") that will subsequently be converted into Common Stock at a 15% discount from the fair market value of Common Stock as of the date the annual bonus is determined. The units are to be converted into shares of Common Stock and delivered to the executive officer on the earliest of (a) the first business day following the day upon which the Company releases to the public generally its results in respect of the fourth quarter of the third calendar year following the year in respect of which the RSUs were granted ("Release Date"), (b) the executive officer's termination of employment for any reason or
(c)  immediately  prior to a "change of control"  (as defined in the Stock Bonus
Plan). In addition, pursuant to the Stock Bonus Plan, each executive officer is permitted at his election to cause all or part of his annual bonus not automatically credited to him in the form of RSUs under the Stock Bonus Plan to be credited to him in the form of units ("Voluntary Units") that will subsequently be converted into Common Stock at a 15% discount from the fair market value of Common Stock as of the date the annual bonus is determined. An election to accept Voluntary Units under the Stock Bonus Plan must be made at least six months prior to the end of calendar year in respect of which the bonus will be payable. These Voluntary Units are to be converted into shares of Common Stock and delivered to the executive officer on the earliest of (a) the date selected by the executive officer, but in no event earlier than the Release Date, (b) the executive officer's termination of employment or (c) immediately prior to a "change of control."

         In addition, on October 25, 2004, when he joined the Company, Mr. Guzzi was granted 25,000 restricted stock units, and 12,500 of these units were converted into an equal number of shares of Common Stock on March 1, 2005 and 12,500 of these units will be converted into 12,500 shares of Common Stock on the first business day immediately following the day upon which the Company releases to the public its results for the fourth quarter of each of 2005.

                            TERMINATION OF EMPLOYMENT
                       AND CHANGE OF CONTROL ARRANGEMENTS

SEVERANCE AGREEMENTS

         Each of Messrs. Frank T. MacInnis, Chairman of the Board and Chief Executive Officer, Anthony J. Guzzi, President and Chief Operating Officer, Sheldon I. Cammaker, Executive Vice President and General Counsel, Leicle E. Chesser, Executive Vice President and Chief Financial Officer, R. Kevin Matz, Senior Vice President-Shared Services is a party to a severance agreement with the Company which provides for certain benefits under certain circumstances should such executive officer's employment with the Company be terminated (the "Severance Agreements"). The Company entered into a Severance Agreement with Mr. Anthony Guzzi as of October 25, 2004 and with Messrs. MacInnis, Cammaker,
Chesser, and Matz as of April 25, 2005. Messrs. MacInnis, Guzzi, Cammaker, Chesser and Matz are hereinafter referred to individually as an "Executive" and collectively as "Executives."

         Each of the Severance Agreements provides that if the Executive's employment is terminated by the Company without Cause (as that term is defined in his Severance Agreement) or if he terminates his employment for Good Reason (as that term is defined in his Severance Agreement), he will be entitled to receive, in eight equal quarter annual installments, an aggregate amount equal to twice his base salary in effect immediately prior to the occurrence of the event or circumstance upon which the termination is based. In addition, he will be entitled to receive all unpaid amounts in respect of his bonus for any calendar year ended before the date of termination and an amount equal to his target bonus for the year in which his termination takes place multiplied by a fraction the numerator of which is the number of days in the calendar year in which the termination occurs that he was employed by the Company and the denominator of which is 365. He will also be entitled for a period of 18 months from the date of termination, at the Company's expense, to coverage for himself (and, to the extent applicable, his eligible dependents) under the Company's medical, dental and hospitalization insurance plans and for a period of 12 months from the date of termination, at the Company's expense, to coverage under the Company's group life and accidental death and dismemberment insurance plans; provided, however, that if he is provided with comparable coverage by a successor employer any such coverage by the Company shall cease. No severance benefits are payable under the Severance Agreement if benefits are payable under such Executive's Change of Control Agreement hereafter referred to.

CHANGE OF CONTROL AGREEMENTS

         Each of the Executives is a party to a Change of Control Agreement with the Company (the "Change of Control Agreements"). The purpose of the Change of Control Agreements is to retain the services of these Executives and to assure their continued productivity without disturbance in circumstances arising from the possibility or occurrence of a Change of Control of the Company. For purposes of these agreements a "Change of Control" means, in general, the occurrence of (i) the acquisition by a person or group of persons of 25% or more of the voting securities of the Company, (ii) the approval by the Company's stockholders of a merger, business combination or sale of the Company's assets, the result of which is that less than 65% of the voting securities of the resulting corporation is owned by the holders of the Common Stock prior to such transaction or (iii) the failure of Incumbent Directors (as defined in the Change of Control Agreements) to constitute at least a majority of the Board of Directors of the Company during any two year period.

         Generally, no benefits are provided under the Change of Control Agreements for any type of termination before a Change of Control, for termination after a Change of Control due to death, disability, any termination for Cause (as that term is defined in the Change of Control Agreements) or for voluntary termination (other than for Good Reason (as that term is defined in the Change of Control Agreements)).

         Each Change of Control Agreement generally provides to the Executive a severance benefit if the Company terminates the Executive's employment without Cause or the Executive terminates his employment for Good Reason within two years following a Change of Control equal to the sum of three times (i) his base salary at the time of the Change of Control, (ii) the higher of (A) his bonus in respect of the year prior to the Change of Control and (B) the average of his bonuses for the three years prior to the Change of Control and (iii) the value of perquisites provided in respect of the year prior to the Change of Control. Other severance benefits include outplacement assistance and a continuance of insurance benefits for three years. The severance benefits under each Executive's Change of Control Agreement are reduced by any severance benefits payable under such Executive's Severance Agreement.

SECTION 280G

         If all or any portion of the payments or benefits referred to in the preceding paragraphs under "Severance Agreements" and "Change of Control Agreements" either alone or together with other payments and benefits which any of Messrs. MacInnis, Guzzi, Cammaker, Chesser or Matz receives or is then entitled to receive from the Company would constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then such officer shall be entitled to such additional payments as may be necessary to ensure that the net after tax benefit of all such payments shall be equal to his respective net after tax benefit as if no excise tax had been imposed under Section 4999 of the Code.

GUZZI LETTER AGREEMENT

         On October 25, 2005, the Company and Mr. Guzzi entered into a Letter Agreement setting forth certain terms of Mr. Guzzi's employment with the Company (the "Guzzi Letter Agreement"). Pursuant to the Guzzi Letter Agreement, (a) Mr. Guzzi's salary was set at the annual rate of no less than $525,000, (b) he received a bonus in respect of 2004 of $175,000, (c) he received a signing bonus of $200,000, (d) his annual target bonus was set at no less than 100% of his base salary, (e) he was granted an option to purchase 30,000 shares of Common Stock at an exercise price per share of $38.68, the fair market value of a share of Common Stock on the grant date, and (f) he was awarded 25,000 restricted stock units entitling him to 12,500 shares of the Common Stock on March 1, 2005 and 12,500 of such shares on the first business day following the day of the release to the public generally of the Company's results for the fourth quarter of 2005. The Letter Agreement also provided that, upon the commencement of Mr. Guzzi's employment with the Company, Mr. Guzzi and the Company would enter into the Severance Agreement and Change of Control Agreement described above.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 2004, the Compensation Committee was responsible for matters concerning executive compensation.

         Messrs. Bershad, Bump, Fried and Yonker served as members of the Compensation Committee during 2004.

         No member of the Compensation Committee was at any time during 2004 an officer or employee or former officer of the Company or any of its subsidiaries or had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K of the Securities and Exchange Commission.

                          COMPENSATION COMMITTEE REPORT

         The  Compensation   Committee   administers  the  Company's   executive
compensation program. The Compensation Committee is comprised entirely of independent directors, consistent with New York Stock Exchange listing standards and the Company's corporate governance policies.

         The main objective of the Company's executive compensation program is to attract and retain highly-qualified executives critical to the long-term success of the Company and motivate such executives to advance the interests of stockholders by linking a significant portion of their compensation to the performance of the Company. As described below in more detail, the key components of executive officer compensation are base salary, an annual bonus (a portion of which has been payable in restricted stock units), and stock options. The Compensation Committee seeks to compensate its executive officers at levels competitive with other companies in the same industry and/or comparable in size to the Company (the "Comparable Companies"). After evaluating compensation paid to executives by Comparable Companies, the report of the Compensation Committee's outside compensation consultant and, except with respect to his own compensation, the recommendations of the Company's Chief Executive Officer, the Compensation Committee works to create compensation packages designed to achieve the Company's goal of motivating such executives to maximize stockholder return. The Compensation Committee does not have target amounts of stock ownership for its executive officers.

         BASE SALARY. Each year the Compensation Committee sets executive officer base salary by reference to the salaries of executive officers holding comparable positions at Comparable Companies and based upon salaries paid in prior years. In setting the base salary of the executives, the Compensation Committee also considers the performance of the Company in the immediately preceding fiscal year and such executive's individual performance over the past year and relative skill, experience, background and responsibilities. During 2004, the base salary for each of Messrs. MacInnis, Cammaker, Chesser and Matz was also determined, in part, by the requirements of such executive's employment agreement with the Company (the "Prior Employment Agreements"). Those Prior Employment Agreements expired on December 31, 2004. During 2004 and for the fiscal year 2005, Mr. Guzzi's salary was based, in part, upon the terms of the Guzzi Letter Agreement described in the section entitled "Termination of Employment and Change of Control Arrangements."

         BONUSES. As set forth in their respective Prior Employment Agreements, in 2004 each executive officer, other than Mr. Guzzi was eligible for an annual bonus. During 2004, such bonuses on average were approximately 57% of an executive's total compensation. A portion of such bonus was paid in restricted stock units as described in footnotes 1 and 4 to the "Summary Compensation Table" in the section entitled "Executive Compensation-Summary of Cash and Certain Other Compensation," above. Mr. Guzzi's bonus for 2004 was awarded in accordance with the terms of the Guzzi Letter Agreement and was paid in its entirety in cash. For 2005, a maximum annual bonus based on the achievement of objective performance goals for the Company for each of the executive officers has been established. However, the actual bonus payable to each such executive officer may be less than the maximum in the sole discretion of the Compensation Committee. 20% of any bonus will be payable in phantom stock units, the value of which will be payable two years following the award of such bonus and will be based upon the value of an equal number of shares of Common Stock at the end of such two year period.

         STOCK OPTIONS. The Company's stock options are intended to provide executive officers with the promise of long-term rewards which appreciate in value with the positive performance of the Company, thus, directly aligning executive and stockholder interests. Such options are exercisable over a period of time. As previously reported, in 2004 each executive officer was granted stock options pursuant to the terms of his Prior Employment Agreement and with respect to Mr. Guzzi, the Guzzi Letter Agreement. In 2005, options were granted to the executive officers, other than Mr. Guzzi, based on a percentage of the respective executive's base salary. Such percentage was determined by the Compensation Committee based on the recommendation of its outside compensation consultants, taking into account the availability of options under the benefit plans of the Company, and prior practice. Stock option grants are further described in the "Summary Compensation Table" in the section entitled "Executive Compensation-Summary of Cash and Certain Other Compensation," above. The Compensation Committee will consider the grant to executive officers of options or other equity based awards annually.

         OTHER COMPENSATION. The executive officers also participate in the Company's Retirement and Savings Plan as well as the medical, life and disability insurance plans generally available to all employees. In addition, in 2004 under the terms of their respective Prior Employment Agreements, each of Messrs. MacInnis, Cammaker, Chesser and Matz received certain personal benefits, including an allowance for leasing of an automobile, reimbursement for monthly dues in a club suitable for entertaining Company clients, and life insurance in an amount equal to approximately three times his annual compensation, which personal benefits have continued during 2005.

         CHIEF EXECUTIVE OFFICER COMPENSATION. The Compensation Committee reviews and approves all aspects of the compensation of the Company's Chief Executive Officer, including the base salary, bonus, stock options and personal benefits. Such compensation is based upon the performance of the Company, his individual performance, executive compensation levels at Comparable Companies, and the desire to retain his services. At the beginning of each year, the Compensation Committee sets criteria for Mr. MacInnis' performance goals in order to link the bonus component of Mr. MacInnis' compensation to the performance of the Company. Such measures are in compliance with Section 162(m) of the Internal Revenue Code as described below under "Section 162(m)". In 2004, such performance goals were based upon the Company's net income. Following the end of each year, the Compensation Committee evaluates the Company and the Chief Executive Officer's actual performance for each year in light of the performance goals set at the beginning of the year, and together with the other independent directors, determines his bonus. For 2004, Mr. MacInnis received a bonus of $875,000, of which a portion was paid in restricted stock units, as described in footnote 1 to the "Summary Compensation Table" in the section entitled "Executive Compensation-Summary of Cash and Certain Other Compensation," above.

         OTHER EXECUTIVE OFFICERS. The Compensation Committee also reviews and determines compensation levels for the other executive officers and other officers and employees of the Company and each of its subsidiaries whose proposed base salary is $400,000 or more, no less than annually, based on the
factors   described  above  under  "Base  Salary".   As  described   above,  the
compensation package for the executive officers has included a base salary, bonus, stock options, and personal benefits. At the beginning of 2004, the Compensation Committee, based on recommendations of the Chief Executive Officer, set performance goals for each of the executive officers, based on both subjective and objective criteria and linked to the performance of the Company and the individual. Following the end of 2004, the amount of the annual bonus paid to each of the executive officers (other than Mr. MacInnis) was based upon the Committee's evaluation of the Company's and executive's performance in light of such goals. Together with the other independent directors, the Committee also is responsible for approving any employment, severance or similar agreements with such individuals.

         ADMINISTRATION OF PLANS. The Compensation Committee is charged with making recommendations to the Board of Directors with respect to all incentive compensation plans and equity-based plans for officers and other employees of the Company and its subsidiaries and also administers the Company's 1994 Management Stock Option Plan, the Executive Stock Bonus Plan, the 2003 Management Stock Incentive Plan, and the Key Executive Incentive Bonus Plan. The entire Board determines the amount, if any, of the Company's matching contributions under the 401(k) part of its Retirement and Savings Plan. While other compensation decisions generally are not submitted to the Board, it has the ultimate power and authority with respect to compensation matters.

         SECTION 162(m). Section 162(m) of the Code provides that the deduction by a publicly-held corporation for compensation paid in a taxable year to the Chief Executive Officer and any of the other four most highly compensated executive officers whose compensation is required to be reported in the "Summary Compensation Table" is limited to $1,000,000 per officer, subject to certain exceptions. The Compensation Committee has taken, and intends to continue to take, such actions as are necessary to reduce, if not eliminate, the Company's non-deductible compensation expense, while maintaining, to the extent possible, the flexibility which the Compensation Committee believes to be an important element of the Company's executive compensation program.

                               By:   Compensation    and   Personnel Committee

                                     Stephen W. Bershad, Chairperson
                                     Larry J. Bump
                                     Albert Fried, Jr.
                                     Michael T. Yonker

                                PERFORMANCE GRAPH

         The following performance graph compares the Company's total stockholder return on its Common Stock from January 1, 2000 to December 31, 2004 as compared to the Russell 2000 Index and the Dow Jones Heavy Construction Index.

         The following performance graph assumes $100 was invested on January 1, 2000 in Common Stock of the Company and in each of the indices and assumes reinvestment of all dividends.

           [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED REPORT]


                         Russell 2000       Dow Jones Heavy
             EMCOR         Index             Construction Index
12/31/99     100          100                 100
             106.51       106.8               80
             127.05       102.47              100
             142.47       103.29              100
12/31/00     139.73       95.8                110
             167.29       86.11               126.5
             198.08       95.74               149.52
             174.79       82.21               142.05
12/31/01     248.77       96.78               136.36
             317.81       98.62               145.86
             321.64       87.35               129.87
             272.33       68.94               103.52
12/31/02     290.47       75.9                111.98
             270.68       73.95               119.74
             270.25       90.41               126.42
             190.63       101.49              138.62
12/31/03     240.55       110.33              146.99
             201.1        108.96              146.07
             240.99       116.89              151.59
             206.14       108.96              145.16
12/31/04     247.56       126.8               172.72




                          AUDIT AUDIT COMMITTEE REPORT

         The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2004, included in the Company's annual report on Form 10-K for that year.

         The Audit Committee has reviewed and discussed these audited financial statements with management and the Company's independent auditors, Ernst & Young LLP.

         The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement of Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AUss.380).

         The Audit Committee has received the written disclosures and letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as amended, and has discussed with Ernst & Young LLP that firm's independence from the Company. The Audit Committee has also concluded that the provision to the Company by Ernst & Young LLP of audit and non-audit services, as described under the table of "Fees" in the Section entitled "Ratification of Appointment of Independent Auditors," is compatible with the independence of Ernst & Young LLP.

         Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.
                                         By:   Audit Committee

                                               David A. B. Brown, Chairperson
                                               Stephen W. Bershad
                                               Larry J. Bump
                                               Richard F. Hamm, Jr.

                PROPOSAL NO. 2 - APPROVAL OF ADOPTION OF THE 2005
                         MANAGEMENT STOCK INCENTIVE PLAN

         The Board of Directors has adopted, subject to stockholder approval, the 2005 Management Stock Incentive Plan (the "2005 Management Plan").

         Stockholder approval of Proposal No. 2 will constitute approval of (i) the performance criteria upon which performance-based awards may be based under the 2005 Management Plan in those instances in which such awards are intended to be deductible by the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended or any successor statute thereto (the "Code"), (ii) the annual per participant limit of 200,000 shares on grants of options and the annual per participant limit of 200,000 shares on grants of stock appreciation rights, (iii) the annual per participant limit of 100,000 shares on grants of performance-based awards that are restricted stock or other stock-based awards,
(iv) the annual per participant limit of $5,000,000 for other performance-based stock-based awards that are not denominated or payable in shares of Common Stock and (v) the class of employees eligible to receive awards under the 2005 Management Plan. See "Tax Status of 2005 Management Plan Awards--Section 162(m), below."

         The Company believes that the 2005 Management Plan will motivate those employees and prospective employees who are selected to participate in the Plan ("participants") of the Company and its affiliates to exert their best efforts on behalf of the Company and its affiliates and that the Company will benefit from the added interest which such employees will have in the welfare of the Company as a result of their proprietary interest in the Company's success. The type and number of awards to be granted and the recipients in any year under the 2005 Management Plan are not currently determinable. The description of the 2005 Management Plan set forth below is a summary, does not purport to be complete and is qualified in its entirety by reference to the provisions of the 2005 Management Plan itself. The complete text of the 2005 Management Plan is attached as Exhibit B to this Proxy Statement.

DESCRIPTION OF THE 2005 MANAGEMENT PLAN

         ADMINISTRATION. The 2005 Management Plan is administered by the Compensation and Personnel Committee of the Board of Directors (the "Compensation Committee"), which may delegate its duties and powers in whole or in part to any subcommittee consisting solely of at least two individuals who are intended to qualify as "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (or any successor rule thereto) and, to the extent required by Section 162(m) of the Code, "outside directors" within the meaning thereof. The Compensation Committee is authorized to interpret the 2005 Management Plan, to establish, amend and rescind any rules and regulations relating to the 2005 Management Plan, and to make any other determinations that it deems necessary or desirable for the administration of the 2005 Management Plan.

         SHARES SUBJECT TO THE PLAN. The total number of shares of Common Stock which may be issued under the 2005 Management Plan is 600,000. As of April 20, 2005, the closing price on The New York Stock Exchange of a share of Common Stock was $44.86.

         STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. The Compensation Committee may award non-qualified or incentive stock options for federal income tax purposes. Options granted under the 2005 Management Plan shall be vested and exercisable at such times and upon such terms and conditions as may be determined by the Compensation Committee, but in no event shall an option be exercisable more than ten years after it is granted. The maximum number of shares of Common Stock covered by options that may be granted during any calendar year to any participant shall be 200,000.

         The exercise price per share of Common Stock for any option awarded shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted. To the extent permitted by the Compensation Committee, the exercise price of an option may be paid (a) in cash or its equivalent, (b) in shares of Common Stock having a fair market value equal to the aggregate exercise price and satisfying such other requirements as may be imposed by the Compensation Committee; provided, that such shares have been held by the participant for no less than six months, (c) partly in cash and partly in shares of Common Stock, or (d) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the option and to deliver promptly to the Company an amount out of the proceeds of the sale equal to the aggregate exercise price for the shares of Common Stock being purchased.

         The Compensation Committee may grant stock appreciation rights independent of or in conjunction with an option. The maximum number of shares of Common Stock covered by a stock appreciation right that may be granted during any calendar year to any participant shall be 200,000. The exercise price of a stock appreciation right shall not be less than the fair market value of the Common Stock on the date the stock appreciation right is granted; provided, however, that, in the case of a stock appreciation right granted in conjunction with an option, the exercise price may not be less than the exercise price of the related option. Each stock appreciation right granted independent of an option shall entitle a participant upon exercise to an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock over (B) the per share exercise price, times (ii) the number of shares of Common Stock covered by the stock appreciation right. Each stock appreciation right granted in conjunction with an option shall entitle a participant to surrender the option and to receive an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock over (B) the per share exercise price, times (ii) the number of shares of Common Stock covered by the option which is surrendered. Payment shall be made in shares of Common Stock or in cash or partly in Common Stock and partly in cash (with any Common Stock valued at fair market value), as shall be determined by the Compensation Committee.

         NO REPRICING. The 2005 Management Plan prohibits the repricing of options or stock appreciation rights.

         RESTRICTED STOCK AND OTHER STOCK-BASED AWARDS. The Compensation Committee shall determine the number of shares of restricted stock to grant to a participant, the duration of the period during which, and the conditions, if any, under which the restricted stock may be forfeited to the Company and the other terms and conditions of restricted stock awards.

         The Compensation Committee, in its sole discretion, may grant stock awards, unrestricted stock and other awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, the Common Stock. Such other stock-based awards may be in such form, and dependent on such conditions, as the Compensation Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more shares of Common Stock (or the equivalent cash value of such shares of Common Stock) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives.

         SECTION 162(m) OF THE CODE. Certain stock awards (including restricted stock awards) and other stock-based awards granted under the 2005 Management Plan may be granted in a manner designed to make them deductible by the Company under Section 162(m) of the Code. Such awards ("Performance-Based Awards") shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on stockholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; and (xviii) return on assets. With respect to Performance-Based Awards,
(a) the Compensation Committee shall establish the objective performance goals applicable to a given period of service no later than 90 days after the commencement of such period of service (but in no event after 25% of such period of service has elapsed) and (b) no awards shall be granted to any participant for a given period of service until the Compensation Committee certifies that the objective performance goals (and any other material terms) applicable to such period have been satisfied. The maximum amount of Performance-Based Awards that may be granted during a calendar year to any participant shall be: (x) with respect to stock awards and other stock-based awards that are denominated or payable in shares, 100,000 shares of Common Stock and (y) with respect to stock awards and other stock-based awards that are not denominated or payable in shares, $5,000,000.

         ADJUSTMENTS UPON CERTAIN EVENTS. In the event of any stock dividend or split, reorganization, recapitalization, merger, share exchange or any other similar transaction, the Compensation Committee, in its sole discretion, may adjust (i) the number or kind of shares or other securities issued or reserved for issuance pursuant to the 2005 Management Plan or pursuant to outstanding awards, (ii) the maximum number of shares for which awards (including limits established for restricted stock or other stock-based awards) may be granted during a calendar year to any participant, (iii) the exercise price of any option or stock appreciation right and/or (iv) any other affected terms of such awards.

         Upon the occurrence of a change in control of the Company (as defined in the 2005 Management Plan), the 2005 Management Plan provides that the Compensation Committee may (A) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an award or (B) cancel awards for fair value or (C) provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted thereunder as determined by the Compensation Committee in its sole discretion or (D) provide that for a period of at least 30 days prior to the change in control, such options or stock appreciation rights shall be exercisable as to all shares subject thereto and that upon the occurrence of the change in control, such options shall terminate.

         AMENDMENT AND TERMINATION. The Board of Directors may amend, alter or discontinue the 2005 Management Plan, but no amendment, alteration or discontinuation shall be made (a) without the approval of the stockholders of the Company, if such action would, (i) increase the total number of shares reserved for the purposes of the 2005 Management Plan or increase the maximum number of shares of restricted stock or other stock-based awards that may be awarded thereunder or the maximum number of shares for which awards may be granted to any participant during a calendar year or (ii) modify the provisions relating to repricing of options or stock appreciation rights, the exercise prices of options, or the period during which awards of shares shall vest, or
(b) without the consent of a participant, if such action would diminish any of the rights of the participant under any award previously granted to the participant under the 2005 Management Plan. No awards may be made under the 2005 Management Plan after ten years from the date of its approval by stockholders.

TAX STATUS OF 2005 MANAGEMENT PLAN AWARDS

         INTRODUCTION. The following discussion of the federal income tax status of awards under the 2005 Management Plan is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Participants may also be subject to certain state and local taxes which are not described below.

         INCENTIVE STOCK OPTIONS. If the option is an incentive stock option, no income is realized by the participant upon grant or exercise of the option, and no deduction is available to the Company at such time except that upon exercise the excess of the fair market value of the Common Stock over the exercise price of the option is an item of tax preference potentially subject to the alternative minimum tax. If the Common Stock purchased upon the exercise of an incentive stock option is held by a participant for at least two years from the date of the grant of such option and for at least one year after exercise, upon disposition of the shares, any resulting gain is taxed at long-term capital gains rates. If the Common Stock purchased pursuant to the option is disposed of before the expiration of such periods, any gain on the disposition of the shares, up to the difference between the fair market value of the Common Stock at the time of exercise and the exercise price of the option, is taxed at ordinary rates as compensation paid to the participant, and the Company is entitled to a deduction for an equivalent amount. Any amount realized by the participant in excess of the fair market value of the stock at the time of exercise is taxed at capital gains rates.

         NON-QUALIFIED OPTIONS. If the option is a non-qualified option, no income is realized by the participant at the time of grant of the option, and no deduction is available to the Company at such time. At the time of exercise (other than by delivery of Common Stock to the Company), ordinary income is realized by the participant in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price, and the Company receives a tax deduction for the same amount. If an option is exercised by delivering Common Stock to the Company, a number of shares received by the participant equal to the number of shares so delivered will be received free of tax and will have a tax basis and holding period equal to the shares so delivered. The fair market value of additional shares received by the participant will be taxable to the participant as ordinary income (and the Company will receive a corresponding deduction), and the participant's tax basis in such shares will be their fair market value on the date of exercise. Upon disposition, any appreciation or depreciation of the Common Stock after the date of exercise is treated as capital gain or loss.

         STOCK APPRECIATION RIGHTS. No income is realized by the participant at the time a stock appreciation right is awarded, and no deduction is available to the Company at such time. When the right is exercised, ordinary income is realized by the participant in the amount of the cash or the fair market value of the Common Stock received by the participant, and the Company shall be entitled to a deduction of equivalent value.

         RESTRICTED STOCK AND OTHER AWARDS. Subject to Section 162(m) of the Code, discussed below, the Company receives a deduction and the participant recognizes taxable income equal to the fair market value of the restricted stock at the time the restrictions on the restricted stock awarded lapse, unless the participant elects to recognize such income immediately by so electing not later than 30 days after the date of the grant by the Company to the participant of a restricted stock award as permitted under Section 83(b) of the Code, in which case both the Company's deduction and the participant's inclusion in income occur on the grant date. The value of any part of any other award distributed to participants shall be taxable as ordinary income to such participants in the year in which such stock, cash or other consideration is received, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding tax deduction.

         SECTION 162(m). Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Chief Executive Officer and the four other most highly compensated executive officers in any year. Qualifying performance-based compensation is not subject to such deduction limit if certain requirements are met. One requirement is stockholder approval of (i) the performance criteria upon which performance-based awards may be based, (ii) the annual per-participant limits on grants and (iii) the class of employees eligible to receive awards. In the case of Performance-Based Awards, other requirements are that objective performance goals and the amounts payable upon achievement of the goals be established by a committee of at least two outside directors and that no discretion be retained to increase the amount payable under the awards. In the case of options and stock appreciation rights, other requirements are that the option or stock appreciation right be granted by a committee of at least two outside directors and that the exercise price of the option or stock appreciation right be not less than fair market value of the Common Stock on the date of grant.

ADOPTION OF PROPOSAL NO. 2

         The Company believes that its best interests will be served by the approval of Proposal No. 2. The 2005 Management Plan will enable the Company to be in a position to continue to grant long-term incentive awards to employees, including those who through promotions and development of the Company's business will be entrusted with new and more important responsibilities, while preserving, where appropriate, the tax deductibility of these awards.

         Approval of Proposal No. 2 requires the affirmative vote of a majority of shares of Common Stock represented at the Annual Meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF ADOPTION OF THE 2005 MANAGEMENT PLAN.

                  PROPOSAL NO. 3 - APPROVAL OF ADOPTION OF THE
                          2005 STOCK PLAN FOR DIRECTORS

         The Board of Directors has adopted, subject to stockholder approval, the 2005 Stock Plan for Directors (the "2005 Directors' Stock Plan"). The Company believes that the 2005 Directors' Stock Plan will provide incentives to non-employee directors to put forth maximum efforts for the success of the Company's business and strengthen their desire to remain with the Company. It is also expected that such incentives and the opportunity to acquire a proprietary interest in the Company will enable the Company to attract other desirable non-employee directors. The number of shares to be awarded and the recipients in any year under the 2005 Directors' Stock Plan are not currently determinable. The description of the 2005 Directors' Stock Plan set forth below is a summary, does not purport to be complete and is qualified in its entirety by reference to the provisions of the 2005 Directors' Stock Plan itself. The complete text of the 2005 Directors' Stock Plan is attached as Exhibit C to this Proxy Statement.

DESCRIPTION OF THE 2005 DIRECTORS' STOCK PLAN

         SHARES SUBJECT TO THE PLAN. The total number of shares of Common Stock which may be issued under the 2005 Directors' Plan is 26,000.

         SHARES. In general, the 2005 Directors' Stock Plan provides that each non-employee director (a "Director"), who desires to participate in the 2005 Directors' Stock Plan, may elect prior to the first day of each calendar year, commencing with 2006, to receive his annual non-cash $40,000 retainer in shares of Common Stock. One-half of such shares shall be delivered promptly to the Director following the commencement of the year in respect of which the election is made (the "Applicable Year") and the other half (the "Unvested Shares"), which shall be registered in the Director's name, shall be held by the Company until one year thereafter at which time such Unvested Shares are to be delivered to him, together with any dividends or distribution paid or made thereon ("Distributions"). However, the Director shall not be entitled to the Unvested Shares and related Distributions if he ceases to be a Director of the Company during the Applicable Year for any reason prior to a Change of Control (as defined in the 2005 Director Stock Plan). In such case, such Unvested Shares, together with any Distributions thereon, shall be forfeited and retained by the Company.

         The aggregate number of shares that a Director shall be entitled to as his non-cash retainer for a calendar year (other than in the case of a director who is elected to the Board after the first business day of a calendar year) shall be determined by dividing $40,000 by the fair market value of a share of Common Stock as of the first business day of the Applicable Year and increasing such resulting number by 20 percent. In the case of an individual who is not a Director as of the first business day of a calendar year but who becomes a Director during the course of such calendar year ("New Director") and who desires to participate in the 2005 Directors' Stock Plan, such New Director must make his election to receive shares of Common Stock on or before his election to the Board of Directors; provided, however, in his or her case the annual non-cash $40,000 retainer shall be pro-rated based on the number of whole or partial months remaining in such year and the number of shares of Common Stock to which he shall be entitled shall be based upon the fair market value of the Common Stock as of the date of his election to the Board. In such case, one-half of the Shares to which the New Director is entitled shall be delivered to him promptly, and the other one-half shall be Unvested Shares and delivered to him on the first anniversary of the date he is first elected to the Board.

         ADJUSTMENTS UPON CERTAIN EVENTS. In the event of any stock dividend or split, reorganization, recapitalization, merger, share exchange or any other similar transaction, the Board of Directors, in its sole discretion, may adjust the number or kind of shares or other securities reserved for issuance pursuant to the 2005 Directors' Stock Plan.

         AMENDMENT AND TERMINATION. The Board of Directors may amend, alter or discontinue the 2005 Directors' Stock Plan, but no amendment, alteration or discontinuation shall be made without the approval of the stockholders of the Company, if such action would increase the total number of shares reserved for the purposes of the 2005 Directors' Stock Plan, change the class of participants in the 2005 Directors' Stock Plan, or materially increase the benefits to participants.

TAX STATUS OF 2005 DIRECTORS' STOCK PLAN AWARDS

         The following discussion of the federal income tax status of shares under the 2005 Directors' Stock Plan is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Non-employee directors may also be subject to certain state and local taxes which are not described below.

         The Company is entitled to a deduction and the Director recognizes taxable income as ordinary income equal to the fair market value of shares he is granted at the time of the grant except that with respect to Unvested Shares no deduction may be taken by the Company and no taxable income is recognized by the Director until the date(s) the Unvested Shares and Distributions thereon vest and become payable, respectively, at which time the Company receives a deduction and the Director recognizes taxable income equal to the fair market value of the Unvested Shares on such date(s). However, the Director may elect to recognize income with respect to Unvested Shares on the grant date by so electing no later than 30 days after the date of the grant as permitted under Section 83(b) of the Internal Revenue Code of 1986, as amended, in which case both the Company's deduction for, and the Director's inclusion in income of, the fair market value of Unvested Shares, occur on the grant date. Upon disposition, any appreciation or depreciation of the Common Stock after the date as of which such shares are taxed at ordinary income rates is treated as capital gain or loss.

ADOPTION OF PROPOSAL NO. 3

         The Company believes that its best interests will be served by the approval of Proposal No. 3. The 2005 Directors' Stock Plan will enable the Company to stimulate the efforts of non-employee directors on behalf of the Company and strengthen their desire to remain with the Company.

         Approval of Proposal No. 3 requires the affirmative vote of a majority of shares of Common Stock represented at the Annual Meeting and entitled to vote thereon.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL
                OF ADOPTION OF THE 2005 STOCKPLAN FOR DIRECTORS.

        RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL 4)

         The Audit Committee, which is comprised entirely of independent directors, has appointed Ernst & Young LLP, certified public accountants, as the Company's independent auditors for 2005, subject to ratification by stockholders and presents this selection to the stockholders for ratification. If the stockholders do not approve the appointment of Ernst & Young LLP, the solicitation of other independent auditors will be considered by the Audit Committee. Ernst & Young LLP has acted as the Company's independent auditors since May 14, 2002.

         Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

FEES

         The aggregate fees for professional services rendered for the Company by Ernst & Young LLP for the years ended December 31, 2004 and 2003 were as follows:

         Services Provided                           Fee Amount
         -----------------------------------------------------------------------
                                              2004                 2003
                                              ----                 ----
          Audit Fees(1) ................    $3,917,008          $1,850,000
          Audit Related Fees(2) ........    $   99,000          $  105,000
          Tax Fees(3) ..................    $  169,000          $  418,000
          All Other Fees(4) ............    $    5,000          $  136,000
                                            ----------          ----------
              Total ....................    $4,190,008          $2,509,000
          ----------------------------------------------------------------------

-----------------
(1) Fees in connection with the annual audit of the Company's annual financial statements, including in 2004 attestation on the Company's internal control over financial reporting, the issuance of consents with respect to Registration Statements on Form S-8, reviews of the financial statements included in the Company's quarterly reports on Form 10-Q, and statutory audits.

(2) Fees rendered for employee benefit plan audits and also includes for 2004 fees for a specified audit procedures report and for 2003 fees for consulting services related to Section 404 of the Sarbanes-Oxley Act of 2002.

(3)   Fees  for  services  related  to  tax  compliance,   including  consulting
      services, the preparation of tax returns, tax planning and tax advice.

(4) Software subscriptions and for 2003 also includes fees for Health Insurance Portability and Accountability Act compliance review.

AUDIT COMMITTEE PRE-APPROVAL PROCEDURES

         The 2004 and 2003 audit and non-audit services provided by Ernst & Young LLP were approved by the Audit Committee. The non-audit services which were approved by the Audit Committee were also reviewed by the Audit Committee to ensure compatibility with maintaining the auditors' independence.

         The Audit Committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by Ernst & Young LLP and the estimated fees related to those services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditors. The services and fees must be deemed compatible with the maintenance of the auditors' independence, including compliance with the rules and regulations of the Securities and Exchange Commission. The Chairperson of the Audit Committee may pre-approve permissible services that arise between Audit Committee meetings provided that the decision to pre-approve services is reported at the next scheduled Audit Committee meeting.

ADOPTION OF PROPOSAL NO. 4

         The Company believes that its best interests will be served by the approval of Proposal No. 4.

         Approval of Proposal No. 4 requires the affirmative vote of a majority of the shares of the Common Stock represented at the Annual Meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2005.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of change in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission and to furnish copies of such statements to the Company.

         To the Company's knowledge and based solely upon a review of such reports, during the fiscal year 2004 all such reports relating to share ownership were timely filed.

                                  OTHER MATTERS

         RELATED TRANSACTIONS. During 2004, the Company provided facilities services in the ordinary course of business to an affiliate of FMR Corp. FMR Corp. beneficially owned more than 5% of the outstanding shares of the Common Stock as of December 31, 2004. Such services were provided on substantially the same terms as those provided to unrelated third parties for comparable services.

         Prior to joining the Company, Anthony J. Guzzi, President and Chief Operating Officer of the Company, was President of the North American Distribution and Aftermarket Division of Carrier Corporation ("Carrier"). Carrier is a manufacturer and distributor of commercial and residential HVAC and refrigeration systems and equipment and a provider of aftermarket service and components of its own products and those of other manufacturers in both the HVAC and refrigeration industries. From time to time, the Company has purchased and will continue to purchase equipment and parts from Carrier, and has retained and will continue to retain the services of Carrier, in the ordinary course of business on terms and conditions negotiated on an arm's length basis.

         STOCKHOLDER PROPOSALS. Stockholders' proposals must be received by the Company at its headquarters in Norwalk, Connecticut on or before December 28, 2005 in order to be considered for inclusion in next year's Proxy Statement.

         The Company's bylaws set forth advance notice provisions and procedures to be followed by stockholders who wish to bring business before an annual meeting of stockholders or who wish to nominate candidates for election to the Board of Directors. A stockholder may propose business to be included in the agenda of an annual meeting only if written notice of such stockholder's intent is given to the Secretary of the Company, not earlier than 90 days nor later than 60 days in advance of the anniversary of the date of the immediately preceding annual meeting, or if the date of the annual meeting occurs more than 30 days before or 60 days after the anniversary of such immediately preceding annual meeting, not later than the close of business on the later of (a) the sixtieth day prior to such annual meeting and (b) the tenth day following the date on which a public announcement of the date of such meeting is first made. Each such notice must set forth certain background and other information specified in the bylaws, including a description of the proposed business and the reasons for conducting such business at the annual meeting.

         A stockholder may nominate candidates for election to the Board of Directors at an annual meeting only if written notice of such stockholder's intent to make such nomination is given to the Secretary of the Company not earlier than 90 days nor later than 60 days in advance of the anniversary of the date of the immediately preceding annual meeting, or if the date of the annual meeting occurs more than 30 days before or 60 days after the anniversary of such immediately preceding annual meeting not later than the close of business on the later of (a) the sixtieth day prior to such annual meeting and (b) the tenth day following the date on which a public announcement of the date of such meeting is first made. Each such notice must set forth certain background and other information specified in the bylaws.

         The time limits described above also apply in determining whether notice is timely for purposes of Rule 14a-4(c)(1) under the Securities Exchange Act of 1934 relating to exercise of discretionary voting authority, and are separate from and in addition to the Securities and Exchange Commission's requirements that a stockholder must meet to have a proposal included in the Company's proxy statement.

                                OTHER INFORMATION

         The cost of soliciting proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies also may be solicited personally and by telephone by certain officers and regular employees of the Company. D.F. King & Co., Inc. has been retained for solicitation of all brokers and nominees for a fee of $7,500, plus customary out-of-pocket expenses. The Company may reimburse brokers and other nominees for their expenses in communicating with the persons for whom they hold Common Stock.

         The Board of Directors is aware of no other matters that are to be presented to the stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment on such matters.

         UPON THE WRITTEN REQUEST OF ANY STOCKHOLDER OF RECORD ON APRIL 20, 2005, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 (EXCLUDING EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE SUPPLIED WITHOUT CHARGE. REQUESTS SHOULD BE DIRECTED TO SHELDON I. CAMMAKER, SECRETARY, EMCOR GROUP, INC., 301 MERRITT SEVEN, NORWALK, CONNECTICUT 06851.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            SHELDON I. CAMMAKER
                                            SECRETARY

April 27, 2005

                      [This Page Intentionally Left Blank]

                                                                       Exhibit A

                                EMCOR GROUP, INC.

                 STANDARDS FOR DETERMINING DIRECTOR INDEPENDENCE

         It is the policy of the Board of Directors that a substantial majority of Directors be independent of the Company and of the Company's management. For a Director to be deemed "independent," the Board shall affirmatively determine that the Director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an entity that has a relationship with the Company). This determination shall be disclosed in the proxy statement for each annual meeting of the Company's stockholders. In making this determination, the Board shall apply the following standards:

         o A Director who is an employee, or whose immediate family member is an executive officer, of the Company shall not be deemed independent until three years after the end of such employment relationship.

         o A Director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), shall not be deemed independent until three years after he or she ceases to receive more than $100,000 in such compensation.

         o A Director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company shall not be deemed independent until three years after the end of the affiliation or the employment or auditing relationship.

         o A Director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company's current executive officers serve on that company's compensation committee shall not be deemed independent until three years after the end of such service or the employment relationship.

         o A Director who is a significant equity holder, an executive officer, general partner, or employee, or whose immediate family member is a significant equity holder, an executive officer or general partner, of any entity that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year of such entity, exceeds 2% of such other entity's consolidated gross revenues, shall not be deemed independent until three years after falling below such threshold.

         o A Director who is a significant equity holder, an executive officer, general partner or employee, or whose immediate family member is a significant equity holder, an executive officer or general partner, of an entity to which the Company was indebted at the end of the Company's fiscal year in an aggregate amount in excess of 2% of the Company's total consolidated assets at the end of such fiscal year, shall not be deemed independent until three years after falling below such threshold.

         o A Director who is a significant equity holder, an executive officer, general partner or employee, or whose immediate family member is a significant equity holder, an executive officer or partner, of an entity which was indebted to the Company at the end of such entity's fiscal year in an aggregate amount in excess of 2% of such entity's total consolidated assets at the end of such fiscal year, shall not be deemed independent until three years after falling below such threshold.

         o A Director who is, or whose immediate family member is, an executive officer (or who serves in a comparable position) of a tax-exempt entity that receives significant contributions (i.e. more than $200,000 or more than 2% of the annual contributions received by the entity in a single fiscal year of the tax-exempt entity, whichever amount is lower) from the Company, any executive officer or any immediate family member of an executive officer shall not be deemed independent until three years after falling below such threshold, unless such contributions were approved in advance by the Board of Directors.

          For purposes of these Guidelines, the term:

         o "immediate family" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) sharing a person's home, but excluding any person who is no longer an immediate family member as a result of legal separation or divorce, or death or incapacitation.

         o "Company" includes any parent or subsidiary in a consolidated group with the Company.

         o "significant" equity holder of an entity means a holder of 10% or more of such entity's equity.

         The Board shall undertake an annual review of the independence of all non-employee Directors. In advance of the meeting at which this review occurs, each non-employee Director shall be asked to provide the Board with full information regarding the Director's business and other relationships with the Company to enable the Board to evaluate the Director's independence.

         Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as "independent." This obligation includes all business relationships between, on the one hand, Directors or members of their immediate family, and, on the other hand, the Company.

                                                                       Exhibit B

2005 MANAGEMENT STOCK INCENTIVE PLAN

1.       PURPOSE OF THE PLAN

         The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining employees and to motivate such employees to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2.       DEFINITIONS

         The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

         (a) "ACT" means the Securities Exchange Act of 1934, as amended, or any successor thereto.

         (b) "AFFILIATE" means any entity that is consolidated with the Company for financial reporting purposes or any other entity designated by the Board in which the Company or an Affiliate has a direct or indirect interest of at least forty percent (40%).

         (c) "AWARD" means an Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock-Based Award granted pursuant to the Plan.

         (d)   "BOARD" means the Board of Directors of the Company.

         (e) "CHANGE IN CONTROL" means the occurrence of any of the following events:

               (i) any person or persons acting in concert (excluding Company benefit plans) becomes the beneficial owner of securities of the Company having at least 25% of the voting power of the Company's then outstanding securities (unless the event causing the 25% threshold to be crossed is an acquisition of voting common securities directly from the Company, other than upon the conversion of convertible debt securities or other securities and/or the exercise of options or warrants); or

               (ii) any merger or other business combination involving the Company, sale of substantially all of the Company's assets or combination of the foregoing transactions (the "Transactions") other than a Transaction immediately following which the stockholders of the Company and any trustee or fiduciary of any Company employee benefit plan immediately prior to the Transaction own at least 65% of the voting power, directly or indirectly, of (A) the surviving corporation in any such merger or other business combination; (B) the purchaser of the Company's assets; or
                     (C) both the surviving corporation and the purchaser in the event of any combination of Transactions; or

               (iii) within any 24 month period,  the persons who were directors immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Company. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who has expressed an intent to effect a Change in Control or engage in a proxy or other control contest).

         (f) "CODE" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

         (g) "COMMITTEE" means the Compensation and Personnel Committee of the Board.

         (h)   "COMPANY" means EMCOR Group, Inc., a Delaware corporation.

         (i) "EFFECTIVE DATE" means the date the adoption of the Plan by the Board is approved by the Company's stockholders.

         (j) "EXERCISE PRICE" means the purchase price per Share under the terms of an Option as determined pursuant to Section 6(a).

         (k) "FAIR MARKET VALUE" means, on a given date, (i) if there should be a public market for the Shares on such date, the average of the high and low prices of the Shares on the New York Stock Exchange or, if the Shares are not listed or admitted on any national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted) (the "NASDAQ"), or, if no sale of Shares shall have been reported on the New York Stock Exchange or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used, and (ii) if there should not be a public market for the Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith.

         (l) "ISO" means an Option that is also an incentive stock option granted pursuant to Section 6(d).

         (m)   "OPTION" means a stock option granted pursuant to Section 6.

         (n)   "OTHER  STOCK-BASED  AWARDS"  means  awards  granted  pursuant to
               Section 9.

         (o) "PARTICIPANT" means an employee or prospective employee of the Company or an Affiliate who is selected by the Committee to participate in the Plan.

         (p) "PERFORMANCE-BASED AWARDS" means certain Other Stock-Based Awards granted pursuant to Section 9(b).

         (q) "PLAN" means the 2005 Management Stock Incentive Plan, as amended from time to time.

         (r)   "RESTRICTED STOCK" means any Share granted under Section 8.

         (s) "SHARES" means shares of common stock of the Company, $.01 par value per share.

         (t) "STOCK APPRECIATION RIGHT" means a stock appreciation right granted pursuant to Section 7.

         (u)   "SUBSIDIARY"  means  a  subsidiary  corporation,  as  defined  in
               Section 424(f) of the Code (or any successor section thereto), of the Company.

3.       SHARES SUBJECT TO THE PLAN

         The total number of Shares which may be issued under the Plan is 600,000. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan as applicable. Stock Appreciation Rights to be settled in Shares shall also reduce the total number of Shares available under the Plan regardless of the actual number of Shares issued upon settlement of the Stock Appreciation Rights. Shares which are subject to Awards which terminate or lapse without the payment of cash consideration or Shares may be granted again under the Plan.

4.       ADMINISTRATION

         (a) The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any
               subcommittee   thereof   consisting   solely   of  at  least  two
               individuals who are intended to qualify as "Non-Employee Directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and, to the extent required by Section 162(m) of the Code (or any successor section thereto), "outside directors" within the meaning thereof.

         (b) Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates. The number of Shares underlying such substitute awards shall be counted against the aggregate number of Shares available for Awards under the Plan. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to make, and establish the terms and conditions of, any Award to any person eligible to be a Participant, consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions).

         (c) The Committee shall require payment in cash of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise, grant or vesting of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company with a Fair Market Value equal to the minimum statutory withholding rate from any Shares that would have otherwise been received by the Participant.

5.       LIMITATIONS

         (a)   No  Award  may  be  granted   under  the  Plan  after  the  tenth
               anniversary of the Effective Date, but Awards granted prior to such tenth anniversary may extend beyond that date.

         (b) No Option or Stock Appreciation Right, once granted hereunder, may be repriced.

6.       TERMS AND CONDITIONS OF OPTIONS

         The maximum number of Shares covered by Options that may be awarded during any calendar year to any Participant shall be 200,000. Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

         (a) EXERCISE PRICE. The Exercise Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted.

         (b) EXERCISABILITY. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted, except as provided in Section 16 of the Plan.

         (c) EXERCISE OF OPTIONS. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Section 6, the exercise date of an Option shall be the date a notice of exercise is received by the Company, together with provision for payment of the full purchase price in accordance with this Section 6(c). The purchase price for the Shares as to which an Option is exercised shall be paid to the Company, at the election of the Committee, pursuant to one or more of the following methods: (i) in cash or its equivalent (e.g., by check); (ii) in Shares having a Fair Market Value equal to the aggregate Exercise Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles); (iii) partly in cash and partly in such Shares; or (iv) if there is a public market for the
               Shares at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the Shares being purchased. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

         (d) ISOS. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who, at the time of such grant, owns more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Exercise Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either
               (I) within two years after the date of grant of such ISO or (II) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be ISOs, unless the applicable Award agreement expressly states that the Option is intended to be a nonqualified stock option. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.

         (e) ATTESTATION. Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the Exercise Price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

7.       TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

         (a) GRANTS. The Committee may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement). The maximum number of Shares covered by Stock Appreciation Rights that may be awarded during any calendar year to any Participant shall be 200,000.

         (b) TERMS. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a Share on the date the Stock Appreciation Right is granted; provided, however, that, notwithstanding the foregoing, in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Exercise Price of the related Option. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of
               (A) the Fair Market Value on the exercise  date of one Share over
               (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (I) the excess of (x) the Fair Market Value on the exercise date of one Share over (y) the Exercise Price per Share, times (II) the number of Shares covered by the Option, or portion thereof, which is surrendered. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market
               Value), all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. The date a notice of exercise is received by the Company shall be the exercise date. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

         (c) LIMITATIONS. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit.

8.       RESTRICTED STOCK

         (a) GRANT. Subject to the provisions of the Plan, the Committee shall determine the number of Shares of Restricted Stock to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards.

         (b) TRANSFER RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award agreement. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. After the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

         (c) DIVIDENDS. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Shares pursuant to the terms of the applicable Award agreement, or may be reinvested in additional Shares of Restricted Stock, as determined by the Committee in its sole discretion.

         (d) PERFORMANCE-BASED GRANTS. Notwithstanding anything to the contrary herein, certain Shares of Restricted Stock granted under this Section 8 may, at the discretion of the Committee, be granted in a manner  which is  deductible  by the  Company  under
               Section 162(m) of the Code (or any successor section thereto). The restrictions applicable to a such Restricted Stock shall lapse based wholly or partially on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) by the earlier of (A) 90 days after the commencement of the performance period to which the performance goal relates or (B) the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the criteria set forth in Section 9(b) below. The Committee shall determine in its discretion whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, shall so certify.

9.       OTHER STOCK-BASED AWARDS

         (a) GENERALLY. The Committee, in its sole discretion, may grant or sell Awards of Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares ("Other Stock-Based Awards"). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine the number of Shares to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

         (b) PERFORMANCE-BASED AWARDS. Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 9 and performance-based grants of Shares of Restricted Stock may be granted in a manner which is deductible by the Company under Section 162(m) of the Code (or any successor section thereto) ("Performance-Based Awards"). A Participant's Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (I) while the outcome for that performance period is substantially uncertain and (II) by the earlier of (A)90 days after the commencement of the performance period to which the performance goal relates or (B) the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on shareholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price;
               (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; and (xviii) return on assets. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to extraordinary items. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, shall so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 162(m) of the Code, elect to defer payment of a Performance-Based Award. Notwithstanding the foregoing, the maximum amount of Performance-Based Awards that may be granted during a calendar year to any Participant shall be
               (x) with respect to Other Stock-Based Awards and Awards of Shares of Restricted Stock, that are denominated or payable in shares, 100,000 shares and (y) with respect to Other Stock-Based Awards that are not denominated or payable in shares, $5,000,000.

10. VESTING

         Notwithstanding anything to the contrary herein (other than the provisions of Section 11 hereof), no Award of Shares shall vest in full prior to three years from the date of grant thereof if a condition to such vesting is based, in whole or in part, upon the passage of time, and if the vesting of an Award of Shares is based, in whole or in part, upon the performance of the Company's shares or any aspect of the Company's operations, such performance shall be measured over a period of no less than one year from the grant of such Award.

11.      ADJUSTMENTS UPON CERTAIN EVENTS

         Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

         (a) GENERALLY. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the maximum number of Shares for which Awards (including limits established for Restricted Stock or Other Stock-Based Awards) may be granted during a calendar year to any Participant, (iii) the Exercise Price or exercise price of any Stock Appreciation Right and/or (iv) any other affected terms of such Awards.

         (b) CHANGE IN CONTROL. In the event of a Change in Control after the Effective Date, the Committee may, but shall not be obligated to,
               (i) accelerate, vest or cause the restrictions to lapse with respect to, all or any portion of an Award or (ii) cancel Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights) over the aggregate exercise price of such Options or Stock Appreciation Rights or
               (iii) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (iv) provide that for a period of at least 30 days prior to the Change in Control, such Options or Stock Appreciation Rights shall be exercisable as to all Shares subject thereto and that upon the occurrence of the Change in Control, such Options or Stock Appreciation Rights shall terminate and be of no further force and effect.

12.      NO RIGHT TO EMPLOYMENT OR AWARDS

         The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment of a Participant and shall not lessen or affect the Company's or Subsidiary's right to terminate the employment of such Participant. No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

13.      SUCCESSORS AND ASSIGNS

         The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

14.      NONTRANSFERABILITY OF AWARDS

         Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

15.      AMENDMENTS OR TERMINATION

         The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, (a) without the approval of stockholders of the Company, if such action would (except as is provided in
Section 11 of the Plan), (i) increase the total number of Shares reserved for the purposes of the Plan or the maximum number of Shares for which Awards may be granted to any Participant or (ii) materially modify requirements for participation in the Plan, (b) without the consent of a Participant, if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan or (c) without the approval of stockholders of the Company (i) to Section 5(b), relating to repricing of Options or Stock Appreciation Rights, (ii) to Section 6(a), relating to the exercise price of stock options, or (iii) to Section 10, relating to vesting of Awards of Shares; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.

16.      INTERNATIONAL PARTICIPANTS

         With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) "covered employees" within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate.

17.      CHOICE OF LAW

         The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.

18.      EFFECTIVENESS OF THE PLAN

         The Plan shall be effective as of the Effective Date.

                                                                       Exhibit C

                          2005 STOCK PLAN FOR DIRECTORS
                                       OF
                                EMCOR GROUP, INC.

1. PURPOSE. The purpose of this Plan is to enhance the Company's ability to attract and retain talented individuals to serve as members of the Board and to promote a greater alignment of interests between members of the Board and the stockholders of the Company.

2. DEFINITIONS. The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

         (a) "Act" means the Securities Exchange Act of 1934, as amended, or any successor thereto.

         (b) "Award" means Shares that a Director elects to receive in respect of his annual non-cash retainer as provided herein.

         (c)   "Board" means the Board of Directors of the Company.

         (d) "Change of Control" means the occurrence of any of the following events:

               (i) any person or person acting in concert (excluding Company benefit plans) becomes the beneficial owner of securities of the Company having at least 25% of the voting power of the Company's then outstanding securities (unless the event causing the 25% threshold to be crossed is an acquisition of voting common securities directly from the Company, other than upon the conversion of convertible debt securities or other securities and/or the exercise of options or warrants); or

               (ii) any merger or other business combination involving the Company, sale of substantially all of the Company's assets or combination of the foregoing transactions (the "TRANSACTIONS") other than a Transaction immediately following which the stockholders of the Company and any trustee or fiduciary of any Company employee benefit plan immediately prior to the Transaction own at least 65% of the voting power, directly or indirectly, of (A) the surviving Company in any such merger or other business combination; (B) the purchaser of the Company's assets; or
                     (C) both the surviving Company and the purchaser in the event of any combination of Transactions; or

               (iii) within any 24-month period,  the persons who were directors immediately before the beginning of such period (the "INCUMBENT DIRECTORS") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Company. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who has expressed an intent to effect a Change of Control or engage in a proxy or other control contest).

         (e) "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

         (f)   "Company" means EMCOR Group, Inc., a Delaware corporation.

         (g) "Distributions" means dividends paid and distributions made in respect of Unvested Shares prior to the delivery of such Unvested Shares to the Director.

         (h) "Director" means any member of the Board not employed by the Company or any subsidiary thereof.

         (i) "Effective Date" means the date the adoption of the Plan by the Board is approved by the Company's stockholders.

         (j) "Election Date" means the date of election to the Board of a New Director.

         (k) "Fair Market Value" means, on a given date, (i) if there should be a public market for the Shares on such date, the average of the high and low prices of the Shares on the New York Stock Exchange or, if the Shares are not listed or admitted on any national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted) (the "NASDAQ"), or, if no sale of Shares shall have been reported on the New York Stock Exchange or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used, and (ii) if there should not be a public market for the Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith.

         (l) "Issue Date" means the first day of each calendar year commencing with the 2006 calendar year on which the New York Stock Exchange is open for trading, except in the case of a New Director, in which case "Issue Date" means with respect to such New Director, for the year in which he is first elected a Director, his Election Date or if such day is not a day on which the New York Stock Exchange is open for trading the next succeeding day on which it is open for trading.

         (m) "New Director" means a Director who is not serving as a Director on the first business day of a calendar year but who is elected to the Board subsequent to such date.

         (n) "Plan" means the 2005 Stock Plan for Directors, as amended from time to time.

         (o) "Securities Act" means the Securities Act of 1933, as amended, or any successor thereto.

         (p) "Share" means a share of common stock of the Company, $.01 par value per share.

         (q)   "Subsidiary"  means  a  subsidiary  corporation,  as  defined  in
               Section 424(f) of the Code (or any successor section thereto), of the Company.

         (r) "Unvested Shares" shall have the meaning set forth in Section 5 hereof.

3. PARTICIPANTS. The class of persons who are potential recipients of Awards issued under the Plan consists of Directors. The Directors to whom Awards are issued under the Plan and the number of Shares issuable in respect of Awards shall be determined in accordance with the terms and conditions of the Plan.

4. SHARES. Subject to the provisions of Section 7, the aggregate number of Shares that may be issued under the Plan is 26,000 Shares, all of which may be either treasury shares or unissued shares. If any Unvested Shares are forfeited by a Director and returned to the Company for any reason, that number of shares will no longer be charged against the limitation provided for herein and may again be subject to Awards.

5. ELECTION OF AN AWARD. Each Director who is to serve as a Director as of the first business day of a calendar year (commencing with 2006) may elect, prior to the commencement of such calendar year, to be granted an Award in respect of his annual non-cash $40,000 retainer equal to the whole number of Shares determined by dividing $40,000 by the Fair Market Value of a Share on the applicable Issue Date and increasing such resulting number by 20%; such election shall be made in writing and delivered to the Secretary of the Company or his designee no later than the last day of the calendar year immediately preceding the calendar year in respect of which the election is made. With respect to each Award, one-half of such Shares shall be delivered promptly to the Director and one-half of such shares ("Unvested Shares") shall be registered in the Director's name but held by the Company, together with Distributions. However, each New Director may elect, with respect to the first calendar year in which he is elected a director of the Company, on or prior to his Election Date, to be granted an Award, in respect of a pro rata portion of his annual non-cash $40,000 retainer, equal to the whole number of Shares determined by dividing such pro rata portion of his $40,000 non-cash retainer by the Fair Market Value of a Share on the Issue Date and increasing such resulting number by 20%; such election shall be made in writing and delivered to the Secretary of the Company or his designee on or before the Election Date of such New Director. With respect to such Award, one-half of such Shares shall be delivered promptly to the New Director and one-half shall be Unvested Shares.

6. VESTING AND FORFEITURE OF UNVESTED SHARES; RECEIPT OF SHARES. Unvested Shares issued in the name of a Director shall vest and be delivered to him on the first anniversary of the Issue Date. Upon termination of a Director's Board service prior to a Change of Control, any of his/her Unvested Shares, together with any Distributions thereon, that have not yet vested shall be forfeited and retained by the Company and the Director shall have no right to receive such Unvested Shares or any Distributions. Following vesting of Unvested Shares, such Unvested Shares and Distributions shall no longer be forfeitable.

7. ADJUSTMENT UPON CERTAIN EVENTS. Notwithstanding any provision in the Plan to the contrary, in the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividend or any transaction similar to the foregoing, the Board in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of Shares or other securities reserved for issuance pursuant to the Plan.

8. CHANGE OF CONTROL. Notwithstanding anything contained herein to the contrary, except as otherwise provided in Section 9, promptly following a Change of Control, all Unvested Shares and Distributions shall vest and the Company shall deliver such Unvested Shares and Distributions to a Director free of all restrictions.

9. ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES ACT. The Company may postpone the issuance and/or delivery of Shares pursuant hereto until the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Company shall determine to be necessary or advisable. Any Director to receive Shares pursuant hereto shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act, to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Company shall have the right, in its sole discretion, to legend any Shares or may issue stop transfer orders in respect thereof.

10. TRANSFERABILITY. Unless otherwise determined by the Board, Unvested Shares prior to vesting and all other rights hereunder shall not be transferable or assignable by a Director otherwise than by will or by the laws of descent and distribution.

11. NO RIGHT TO SERVICE. Nothing contained herein shall be construed to confer on any Director any right to continue to serve as a Director of the Company and shall not lessen or affect the Board's or stockholders' right to remove such Director.

12. SUCCESSORS AND ASSIGNS. The Plan shall be binding on all successors and assigns of the Company and a Director, including without limitation, the estate of such Director and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Director's creditors.

13. AMENDMENTS OR TERMINATION. Except as hereinafter provided, the Board may at any time terminate or from time to time amend the Plan as it relates to any Shares not theretofore issued, and the Board, with the consent of the affected holder of Shares, may at any time withdraw or from time to time amend the Plan as it relates to any outstanding Shares; provided, however, that any amendment by the Board which would increase the number of Shares issuable under the Plan, change the class of persons eligible to participate in the Plan or materially increase the benefits to participants in the Plan shall be subject to the approval of the stockholders of the Company.

         The Plan is intended to comply with Rule 16b-3 under the Exchange Act. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

14. EFFECTIVENESS OF THE PLAN. The Plan shall be effective as of the Effective Date.

15. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.

16. LIMITATION. No Shares may be granted under the Plan after the tenth anniversary of the Effective Date.

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

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






--------------------------------------------------------------------------------

                                EMCOR GROUP, INC.

                  ANNUAL MEETING OF STOCKHOLDERS JUNE 16, 2005

      The undersigned hereby appoints Frank T. MacInnis, Sheldon I. Cammaker and Leicle E. Chesser, and each of them, with full power to act without the other and with full power of substitution, as proxies to represent and to vote, as directed herein, all shares the undersigned is entitled to vote at the annual meeting of the stockholders of EMCOR Group, Inc. to be held in the Central Park Room, The Drake Swissotel, 440 Park Avenue, New York, New York on Thursday, June 16, 2005 at 10:00 A.M. (local time), and all adjournments thereof.

      PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE.

      UNLESS OTHERWISE MARKED, THE PROXIES ARE APPOINTED WITH AUTHORITY TO VOTE "FOR" ALL NOMINEES FOR ELECTION, "FOR" THE 2005 MANAGEMENT STOCK INCENTIVE PLAN, "FOR" THE 2005 STOCK PLAN FOR DIRECTORS AND ~FOR~ THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

(Continued and to be signed on the reverse side.)

                                   EMCOR GROUP, INC.
                                   P.O. BOX 11343
                                   NEW YORK, N.Y. 10203-0343

--------------------------------------------------------------------------------

                           ^ DETACH PROXY CARD HERE ^
--------------------------------------------------------------------------------

SIGN, DATE AND RETURN THE PROXY         [X[
CARD PROMPTLY USING THE               VOTES MUST BE INDICATED (X)
ENCLOSED ENVELOPE.                    IN BLACK OR BLUE INK.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN ITEM 1, AND "FOR" ITEMS 2, 3 AND 4.

 1. Election of Directors

FOR all nominees  [ ]   WITHHOLD AUTHORITY to vote for [ ]     *EXCEPTIONS  [ ]
listed below            all nominees listed below

Nominees:  F. MacInnis,  S. Bershad,  D. Brown,  L. Bump, A. Fried,  R. Hamm, M.
Yonker

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions ___________________________________________________________________

                                                       FOR    AGAINST    ABSTAIN

     2.   Approval  of  2005  Management               [ ]       [ ]        [ ]
          Stock Incentive Plan.

     3.   Approval  of 2005  Stock  Plan               [ ]       [ ]        [ ]
          for Directors.

     4.   Appointment  of  Ernst & Young               [ ]       [ ]        [ ]
          LLP as Independent Auditors.



                         To change your address, please mark this box.      [ ]

                         To include any comments, please mark this box.     [ ]


In their discretion to vote upon other matters that may properly come before the meeting. Please sign exactly as your name appears to the left.

When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

_____________________________________             _________________________
Date   Share Owner sign here                      Co-Owner sign here
--------------------------------------------------------------------------------

                                      4908